                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the Registrant  [X]

Filed by a Party other than registrant [_]

Check the appropriate box:

[X]  Preliminary proxy statement.        [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2)).

[_]  Definitive proxy statement.

[_]  Definitive additional information.

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            NAVA LEISURE USA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[_]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:
                    Common Stock
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
                    1,700,000
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$.0005 The fee was calculated based on the par value of the securities which are being issued pursuant to the Merger.
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                    $283.33
--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------
[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
                    $.06
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                    Schedule 14A
--------------------------------------------------------------------------------
(3) Filing Party:
                    Nava Leisure USA, Inc.
--------------------------------------------------------------------------------
(4) Date Filed:
                    October 16, 1998
--------------------------------------------------------------------------------

                            NAVA LEISURE USA, INC.

December _______, 1998

Dear Shareholder of Nava Leisure USA, Inc.

     You are invited to attend a Special Meeting of the Shareholders of Nava Leisure USA, Inc.(the "Company") to be held on December _____, 1998 at 10:00 a.m. local time, at the________________________________________________ (the
"Special Meeting").

     At the Special Meeting, you will be asked to consider and vote upon several proposals, all of which relate to the acquisition through a merger (the "Merger") by the Company of Senesco, Inc. ("Senesco"), the reorganization of the Company (the "Reorganization") and the financing of the ongoing operations of the Company following the Merger. Prior to completing the Merger, the Company anticipates effecting a three shares-for-one share reverse stock split (the "Reverse Split") to reduce the number of outstanding shares of its common stock, par value $.0005 per share ("Common Stock"), from 3,000,025 to approximately 1,000,008. The Company would then issue an aggregate of 1,700,000 shares of post-Reverse Split Common Stock to the shareholders of Senesco in exchange for their shares of common stock in Senesco and Senesco would be merged with and into Nava Leisure Acquisition Corp., a wholly-owned subsidiary of the Company formed for the purpose of effecting the Merger. Following consummation of the Merger, the Company will change its name to "Senesco Technologies, Inc." and anticipates reincorporating in Delaware and conducting one or more financing transactions as contemplated in Senesco's Business Plan; in the interim, Senesco has arranged for bridge financing (the "Bridge Loan"), provided by South Edge International Limited, in an amount of up to $500,000; of such amount approximately $164,000 has been drawn down to date and the remainder is expected to be drawn down by the Company on a monthly basis following the consummation of the Merger; you will also be asked to ratify all corporate action by Senesco and/or the Company with respect to the Bridge Loan. Summaries of the principal terms and conditions of the Merger, the Reverse Split, the Reorganization, the Bridge Loan and various corporate actions incident thereto are included in the accompanying Proxy Statement. Please review and consider the enclosed materials carefully.

     Your Board of Directors has unanimously approved the terms and conditions of the Merger Agreement and Plan of Merger, dated October 9, 1998 and amended as of December ________, 1998, among the Company, Nava Leisure Acquisition Corp. and Senesco setting forth the terms of the Merger as well as the related Reorganization. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE PROPOSED MERGER, THE REORGANIZATION AND THE BRIDGE LOAN ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                                                                      ---
APPROVAL AND ADOPTION OF THE MERGER, THE REVERSE SPLIT , THE REORGANIZATION, THE BRIDGE LOAN AND THE OTHER PROPOSALS SET FORTH IN THE PROXY STATEMENT.

     Regardless of the number of shares you hold or whether you plan to attend the Special Meeting, we urge you to complete, sign, date and return the enclosed proxy card immediately. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Sincerely,

                            NAVA LEISURE USA, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON DECEMBER ____,1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Nava Leisure USA, Inc., an Idaho Corporation (the "Company"), will be held on December ____, 1998, at 10:00 a.m. local time, at _____________________________, for the following purposes:

     1. To consider and vote upon a proposal to acquire Senesco, Inc. ("Senesco"), a New Jersey corporation, through the merger (the "Merger") of Senesco into Nava Leisure Acquisition Corp. ("Acquisition Corp."), a New Jersey corporation and a wholly-owned subsidiary of the Company formed for the purpose of effecting the Merger. Following a three shares-for-one share reverse split with respect to the outstanding shares of common stock par value, $.0005 per share, ("Common Stock") of the Company (the "Reverse Split"), in consideration of the agreement of the shareholders of Senesco to surrender their shares of common stock no par value, of Senesco ("Senesco Common") in the Merger, the Company will issue an aggregate of 1,700,000 shares of its authorized but previously unissued Common Stock to the shareholders of Senescoon a pro rata,
                                                                    --- ----
one share-for-one share basis as per the terms more completely described in the accompanying Proxy Statement, the Merger Agreement and Plan of Merger, dated October 9, 1998 and amended as of December ______, 1998, by and among the Company, Senesco and Acquisition Corp. (the "Merger Agreement") and the Letter of Intent, dated October 2, 1998, between the Company and Senesco;

     2.   To approve the Reverse Split;

     3. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to "Senesco Technologies, Inc." in order to more accurately describe the new business of the Company;

     4. To consider and vote upon a proposal to amend the By-laws of the Company to create two classes of directors; Class A to consist of four (4) directors, each elected to a one-year term, and Class B to consist of one (1) director, elected to a two-year term;

     5. To elect three (3) members to the Company's Board of Directors, two of whom shall be considered Class A Directors and shall serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified, and one of whom shall be considered a Class B Director and shall hold office for a term of two years or until his successor is duly elected and qualified;

     6. To consider and vote upon the proposal to reincorporate the Company in the State of Delaware;

     7. To ratify the terms of a Loan Agreement, dated October 22, 1998, between Senesco and South Edge International Limited, providing for up to $500,000 in bridge financing, approximately $164,000 of which has been drawn down by Senesco to date and the remainder of which is expected to be drawn down by the Company on a monthly basis following completion of the Merger, in order to fund operations during the interim period following the Merger until the earlier of: (a) completion of a future offering of the Company's securities as contemplated in Senesco's Business Plan; or (b) October 22, 1999; such bridge financing to bear interest at an annual rate equal to the prime rate plus
2%;

     8. To ratify the adoption by the Company's Board of Directors of a Stock Option Plan;

     9. To approve the appointment of Goldstein Golub Kessler & Co., P.C. as auditors of the Company for the fiscal year ending June 30, 1999; and

     10. To consider and vote upon any and all other business that may properly come before the Special Meeting of Shareholders.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER _____, 1998 ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENTS THEREOF.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    J. Rockwell Smith, President


December _____, 1998

                            NAVA LEISURE USA, INC.
                                253 ONTARIO #1
                                 P.O. BOX 3303
                             PARK CITY, UTAH 84060
                                (801) 649-5060


                                PROXY STATEMENT

     THIS PROXY STATEMENT, which is first being mailed to shareholders on or about December ____, 1998, is being furnished in connection with the solicitation of proxies; ("Proxies") by the Board of Directors of Nava Leisure USA, Inc., an Idaho corporation (the "Company") such Proxies to be voted at the Special Meeting of Shareholders to be held on December ____, 1998, at 10:00 a.m. local time, at ___________ and at any adjournments or postponements thereof.

     At the Special Meeting, the holders of shares of common stock, par value $.0005 per share ("Common Stock"), of the Company will be asked to consider and vote upon a proposal for the Company to acquire the business of Senesco, Inc., a New Jersey corporation (such corporation, as well as the surviving entity following the Merger, being referred to herein as, "Senesco"), through the merger (the "Merger") of Senesco into Nava Leisure Acquisition Corp. (the Acquisition Corp."), a New Jersey corporation and a wholly-owned subsidiary of the Company established for the purpose of effecting the Merger. Approval by the shareholders of the Company is a condition to the consummation of the Merger. In addition, holders of Common Stock will be asked to consider and vote upon a related proposal to effect a reverse split with respect to the outstanding shares of Common Stock (the "Reverse Split") prior to Merger. It is proposed that each shareholder of the Company receive one share of Common Stock for every three shares of Common Stock owned of record as of the record date for the Reverse Split. In exchange for the agreement of the shareholders of Senesco to surrender their shares of capital stock of Senesco in the Merger, the shareholders of Senesco will receive an aggregate 1,700,000 shares of the Company's authroized but unissued post-Revise Split common stock on a pro rata,
                                                                      --- ----
one share-for-one share basis. There are currently 1,700,000 shares of Common Stock of Senesco outstanding.

     Following consummation of the Merger: (1) Acquisition Corp. will succeed to the business of Senesco; (2) Acquisition Corp. will change its name to "Senesco, Inc."; (3) the Company will change its name to "Senesco Technologies, Inc."; (4) the Company will change its state of incorporation to Delaware; and (5) the existing Directors of the Company will resign and be replaced by the Directors elected by the shareholders of the Company at the Special Meeting.


     Following consummation of the Merger, the Company also anticipates conducting one or more offerings of its securities to raise financing for the development and expansion of Senesco's business, as contemplated in Senesco's Business Plan. Neither the Company nor Senesco currently has any formal agreement, arrangement or understanding with any third party with respect to such financing. In order to fund expenses associated with the Merger and fund the ongoing operations of Senesco's business in the interim, on October 22, 1998 Senesco entered into a Loan Agreement with South Edge International Limited, providing for up to $500,000 in financing (the "Bridge Loan"). The Bridge Loan is evidenced by a Promissory Note (the "Note"), bearing interest at an annual rate equal to the prime rate plus 2%, and will become due and payable in full on the date of the earlier to occur of: (a) such date (if any) following the completion of the Merger on which the Company shall consummate an offering and sale of equity or convertible debt securities which yields more than $500,000 in gross proceeds, and (b) October 22, 1999. Upon consummation of the Merger, the Note will become a liability of the Company. To date, Senesco has drawn down approximately $164,000 under the Bridge Loan; the Company anticipates drawing down the remainder of the Bridge Loan on a monthly basis following consummation of the Merger.

     The voting securities of the Company consist of Fifty Million (50,000,000) authorized shares of Common Stock, of which 3,000,025 shares were issued and outstanding at the close of business on June 30, 1998 and approximately 1,000,008 shares will be outstanding after the Reverse Split. The Company currently has no other class of voting security outstanding. Senesco's current capitalization consists of 2,000,000 authorized shares of common stock, no par value of which 1,700,000 shares are currently outstanding ("Senesco Common"). There is currently no public trading market for the outstanding shares of Senesco Common.

     Upon the consummation of the Merger, an aggregate of 1,700,000 shares of Common Stock (i.e., one share of Common Stock for each outstanding share of Senesco Common) will be issued to the shareholders of Senesco, resulting in a total if approximately 2,700,008 shares of Common Stock outstanding. At such time, the aggregate ownership interest of the current shareholders of the Company will decrease from 100% to approximately 37% of the issued and outstanding Common Stock and Senesco's shareholders will collectively own a controlling interest in the Company. The ownership of the Company's current shareholders would be further diluted upon the issuance of shares of Common Stock in the event of a public or private offering of Common Stock or convertible securities to raise additional financing for the Company's operations. The Company currently has no formal plans to conduct such an offering.

     Only shareholders of record at the close of business on November _____, 1998, the record date for the Special Meeting (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting. Holders of record of Common Stock on the Record Date are entitled to one vote per share, exercisable in person or by proxy. The presence in person or by Proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to consititute a quorum at the Special Meeting of Shareholders. Assuming a quorum is present, the affirmative votes of the holders of a majority of the shares of Common Stock outstanding, present in person or represented by Proxy, is required for approval of each of the proposals to be voted upon at the Meeting. Shareholders do not have cumulative voting rights.

     Idaho Law treats abstentions as counting towards the determination of whether a quorum is present at the Special Meeting of Shareholders. Abstentions will not, however, be counted towards, or affect the outcome of, the vote on a proposal; a proposal (other than for the election of Directors) will be deemed approved if more votes are cast "for" the action than "against" the action.

     Directors are elected by a plurality of the votes cast by the shares entitled to vote when there is a quorum; those nominees with the most votes are considered elected.

     All Proxies received pursuant to this solicitation will be voted at the Special Meeting of Shareholders and at any adjournments thereof as indicated in the accompanying Proxy card. If the Proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting of Shareholders in accordance with the instructions noted thereon. If no instructions are given, the Proxy will be voted FOR all of the proposals presented and FOR the election
                        ---                                    ---
of each of the three nominees for Director. Any shareholder executing the attached Proxy card may revoke it at any time before it is voted: (a) by submitting a duly executed Proxy bearing a later date; (b) by giving written notice of revocation to the Secretary of the Company; or (c) by attending the Special Meeting of Shareholders and orally withdrawing the Proxy.

     Management knows of no other matter to be brought before the Special Meeting of Shareholders not referred to in this Proxy Statement; if, however, other matters properly come before the Special Meeting of Shareholders, a Proxy will be voted in accordance with the judgment of the person voting such Proxy, unless the Proxy indicates otherwise.

     This Proxy Statement contains summaries of the terms and conditions of certain agreements relating to the Merger, the Bridge Loan and the expansion of Senesco's business. Reference is made to the specific terms of such agreements. Copies of the following documents will be available for inspection at the Special Meeting of Shareholders:

     1. Merger Agreement and Plan of Merger, dated October 9, 1998 and amended as of December ____, 1998, among the Company, Acquisition Corp. and Senesco.

     2. Letter of Intent dated October 2, 1998 between the Company and Senesco.

     3. Business Plan of Senesco, dated __________________.

     4. Loan Agreement, dated October 2, 1998, between the Company and South Edge International Limited.


     5. 1998 Stock Option Plan.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. NO STATEMENT OF FACT HEREIN SHALL BE DEEMED TO CREATE ANY IMPLICATION THAT SUCH FACTS HAVE NOT CHANGED SINCE THE DATE HEREOF.

            THE DATE OF THIS PROXY STATEMENT IS DECEMBER ____, 1998

                       ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL 1

                 MERGER OF SENESCO, INC. INTO ACQUISITION CORP.

THE MERGER

     On October 9, 1998, the Company and its wholly-owned subsidiary, Acquisition Corp., entered into the Merger Agreement, pursuant to which Senesco, Inc., a New Jersey corporation with principal offices at 11 Chambers Street, Princeton, New Jersey 08542, (609) 252-0680, will merge with and into Acquisition Corp., with Acquisition Corp. as the surviving entity (the "Merger"). Acquisition Corp. shall change its name to Senesco, Inc. and shall remain a wholly-owned subsidiary of the Company. As consideration for the Merger, the Company will issue an aggregate of 1,700,000 shares (the "Merger Shares") of its authorized but previously unissued Common Stock to the current shareholders of Senesco. All of the Merger Shares to be issued under the Merger Agreement shall be issued pursuant to exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"); accordingly, all of such shares will be "restricted securities" pursuant to Rule 144 under the Act. The Merger Shares are being offered only to shareholders of record of Senesco as of the effective date of the Merger. Senesco currently has 13 shareholders of record, all of whom the Company believes are either "accredited investors" within the meaning of Rule 501 of Regulation D or are sophisticated investors with prior experience in evaluating investments such as the Merger Shares. Following consummation of the Merger the Company, through Acquisition Corp., will own and operate the current business of Senesco.

     Copies of the Letter of Intent between Senesco and the Company dated October 2, 1998 (the "Letter of Intent") with respect to the Merger, the Merger Agreement and Senesco's Business Plan will be available at the Meeting.

CAPITALIZATION

     The Company's authorized capital consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, $.001 par value per share ("Preferred Stock"). The Board of Directors has the authority to issue the Preferred Stock in one or more series and to determine by resolution the designation, relative rights and preferences of any such series.

     There are currently 3,000,025 shares of Common Stock issued and outstanding. Prior to consummation of the Merger, the Company will effect a reverse split with respect to the outstanding Common Stock (the "Reverse Split"), pursuant to which each shareholder of record of the Company as of the record date for the Reverse Split will receive one share for every three shares of Common Stock then held of record. After the Reverse Split, there will be approximately 1,000,008 shares of

Common Stock issued and outstanding. (See "Proposal 2 - Reverse Stock Split"). There are currently no shares of Preferred Stock issued and outstanding.

     Upon consummation of the Merger, the Company will issue an aggregate of 1,700,000 shares of Common Stock to the shareholders of Senesco on a pro rata,
                                                                     --- ----
one share-for-one share basis; accordingly, upon consummation of the Merger, there will be a total of approximately 2,700,008 shares of Common Stock outstanding. As a result of the Merger, the aggregate ownership interest of the current shareholders of the Company will be decreased from 100% to approximately 37% of the then issued and outstanding Common Stock and the 13 existing shareholders of Senesco will own a controlling interest in the Company. There is no public trading market for Senesco's outstanding capital stock.

                           BUSINESS OF SENESCO, LLC

OVERVIEW

     Senesco, Inc. was incorporated in New Jersey on November ____, 1998 under the name, "Senesco of New Jersey, Inc." and is the successor entity to Senesco, LLC, a New Jersey limited liability company which was formed in June 1998 ("Senesco LLC"). In November 1998, Senesco and Senesco LLC entered into an Agreement and Plan of Merger pursuant to which Senesco LLC merged with and into Senesco, with Senesco as the surviving entity. The primary business of Senesco is the development and commercial exploitation of potentially significant technology in connection with the identification and characterization of a gene (a lipase gene) which controls the aging (senescence) of plants (flowers, fruits and vegetables).

     Senesco has formulated a Phase One Research and Development Plan to attempt to further characterize the gene in flowers, fruits and vegetables. Senescence in plant tissues is the natural aging of these tissues. Loss of cellular membrane integrity attributable to lipase gene activity is an early event during the senescence of all plant tissues that prompts the deterioration of fresh flowers, fruits and vegetables. This loss of integrity is attributable to the formation of lipid metabolites in membrane bilayers that "phase-separate" and causes the membranes to become "leaky". A decline in cell function ensues leading to deterioration and eventual death (spoilage of the tissue).

     Presently, the technology utilized for controlling senescence and increasing the shelf life of flowers, fruits and vegetables relies on reducing ethylene biosynthesis, and hence only has application to a limited number of plants that are ethylene-sensitive. Senesco is researching a plan to avoid this limitation since Senesco believes that the lipase gene is present in all plants.

     Senesco's "Phase One" research and development plan focuses on three major groups of consumer products: fruits, vegetables, and flowers. Senesco plans to isolate and characterize the lipase gene in an example from each of these three categories. Once a gene is characterized, Senesco plans to create a transgenic (i.e., genetically altered) example of each to show proof of concept in each category. Phase One is presently focusing on tomato, carnation, green bean, soybean, arabadopsis and banana.

     Senesco anticipates entering into a joint venture (the "Joint Venture") with Rahan Meristem, an Israeli company engaged in the worldwide export marketing of genetically engineered banana fruit. Senesco would contribute access, by way of a limited, exclusive license to the Joint Venture, to its technology, discoveries, inventions, know-how (patentable or otherwise), biological isolates, methods, processes, test data and related information pertaining to plant genes and their cognate expressed proteins that are induced during senescence (plant aging) for the purpose of developing, on a joint basis, genetically altered banana seedlings, plants and other plant media which will result in a "longer shelf life" banana. Rahan Meristem would contribute its technology, inventions and know-how with respect to banana fruit. The Joint Venture would be owned 50% by Senesco and 50% by Rahan Meristem. Negotiations regarding the Joint Venture are well in progress, with a second draft proposal currently under review. Management believes that the parties are in substantial agreement on all major business and related issues.

     The inventor of Senesco's technology, John E. Thompson, Ph.D., is Dean of Science at the University of Waterloo in Waterloo, Ontario. Dr. Thompson is also a shareholder of Senesco and owns approximately 25% of the outstanding shares of Senesco Common. Senesco is currently negotiating a three-year research and development agreement with Dr. Thompson and the University of Waterloo. Management believes that such negotiations are in the final stages, with only minor issues remaining open. In addition, Senesco has entered into a consulting agreement with Dr. Thompson (the "Consulting Agreement") providing for Dr. Thompson to render consulting services to Senesco in the field of controlling senescence in living cells, including research, development, perfection and testing. Pursuant to the Consulting Agreement, (1) Dr. Thompson has agreed not to undertake any competing assignments, to keep all technical information developed confidential and to disclose to Senesco any inventions and/or improvements which arise from research performed pursuant to the Consulting Agreement, and (2) Senesco has agreed to reimburse Dr. Thompson for all living and travel expenses incurred by Dr. Thompson when traveling at Senesco's request.

     Dr. Thompson and his colleagues, Yuwen Hong and Katalin Hudak, filed a patent application (the "Patent Application") on June 26, 1998 to protect their invention, "A Plant Lipase Exhibiting Senescence-Induced Expression and a Method for Controlling Senescence in a Plant." By assignment dated June 25, 1998 and recorded by the United States Patent and Trademark Office on June 26, 1998, Dr. Thompson and Messrs. Hong and Hudak assigned all of their rights in and to the Patent Application and any other applications filed in the United States or elsewhere with respect to the invention and/or improvements thereto to Senesco, LLC. Senesco succeeded to the assignment, and owenership of the Patent Application, upon the merger of Senesco, LLC with and into it. The invention includes a method for controlling senescence of the cDNA for a carnation petal lipase, a vector containing a cDNA for the carnation petal lipase, and a transformed microorganism expressing the lipase of cDNA. Management believes that the invention provides a means for delaying deterioration and spoilage, which could greatly increase the shelf-life of fruits, vegetables, and flowers by silencing or substantially repressing the expression of the lipase gene induced coincident with the onset of senescence. There can be no assurance that patent protection will be granted with respect to the Patent Application or that, if granted, the validity of such patent will not be challenged. Furthermore, although the Company believes that Senesco's technology is unique and will not violate or infringe upon the proprietary rights of any third party, there can be no assurance that no such claims will be made or if made, could be successfully defended against.

COMPETITION

     Senesco's competitors in the field of plant senescence gene technology are companies that develop and produce transgenic plants. Such companies include:
Archer Daniels Midland, Inc.; Monsanto Corporation and its subsidiaries; Agritope Inc.; Dekalb Genetics; American Cyanamid; ArgEvo; Cargill; DNAP
Holding Corporation; and Garst Seed Company, among others. The Company believes that Senesco's proprietary technology is unique and that, therefore, its competitors' products will not be in direct competition with Senesco's; however, there can be no assurance that Senesco's competitors will not develop a similar product with superior properties or greater cost-effectiveness than the Company's. Furthermore, many of Senesco's competitors have greater financial and other resources available to them that the Company and, as such, may be available to research and develop, and/or effectively, market, competing products sooner than the Company.

GOVERNMENT REGULATION

     At present, no governmental license or approval is necessary for the conduct of senescence gene research and development. Approval by the Federal Food and Drug Administration (the "FDA") is required in order to sell or offer for sale to the general public a genetically engineered plant or plant product.

     The Company believes that Senesco's current activities, which to date have been confined to research and development efforts, do not and will not require licensing or approval by any governmental regulatory agency until such time as Senesco has developed a marketable genetically engineered plant for use by the general public. Government regulations are, however, subject to change and, in such event, there can be no assurance that Senesco may not be subject to such regulation or require such licensing or approval in the future. In addition, products developed by Senesco will require FDA approval prior to being marketed and sold for use by the general public. There can be no assurance that such approval will be obtained in a timely manner, if at all.

EMPLOYEES

     Senesco currently has three employees, all of whom are currently executive officers and are involved in the management of Senesco. It is anticipated that following completion of the Merger, all of such employees will continue as employees of the Company. See "Proposal 4-Election of Directors and Increase In The Number of Members of the Board of Directors - Significant Employees."

SUMMARY OF TERMS OF MERGER


     The following summary of certain information contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by more detailed information contained in the Merger Agreement, a copy of which is attached hereto as Exhibit A, by references to Exhibit A hereto.

     The Company proposes to merge Senesco with and into Acquisition Corp., with Aquisition Corp. as the surviving entity. Acquisition Corp. would change its name to "Senesco, Inc." and continue the business of Senesco following completion of the Merger.

     The closing of the transactions contemplated under the Merger Agreement is presently scheduled to be held no later than five business days after the Special Meeting of Shareholders.

ISSUANCE OF SHARES OF COMMON STOCK


     The Company proposes to issue an aggregate of 1,700,000 Merger Shares to the shareholders of Senesco, on a pro rata, one share-for-one share basis, as
                                  --- ----
consideration in the Merger. Upon the surrender of certificates representing their shares of common stock, no par value of Senesco ("Senesco Common") on the effective date of the Merger (the "Effective Date"), Senesco's shareholders will receive one share of Common Stock for each share of Senesco Common so surrendered. Due to the Company's issuance of the Merger Shares, the Merger will result in a 63% reduction in the ownership interests of the current shareholders of the Company. Following consummation of the Merger, Senesco's shareholders will collectively own a majority interest in the Company and Senesco's President and principal shareholder, Mr. Phillippe Escaravage, will own an approximate 34.65% interest in the Company.

     The Merger Shares are being issued pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act'). The Merger Shares are being offered exclusively to holders of Senesco Common on the Effective Date. As of the date hereof, there are 13 shareholders of record owning shares of Senesco Common. The Company has made available to Senesco's shareholders copies of this Proxy Statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 and the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998. In addition, the Company has offered Senesco's shareholders opportunity to ask questions of the Company's officers. There is currently no public trading market for the Senesco Common.

JOINT REASONS FOR THE MERGER

     Discussions between the Company and Senesco began in connection with Senesco's attempts to secure financing to fund its research and development efforts and the Company's desire to acquire a company with active operations and/or a business plan currently in the process of being implemented. Since there is no public trading market for Senesco's securities, Senesco's options are currently limited to private sources of financing.

     Indications pointing to the expectation that Senesco's technology can be successfully developed into marketable products, together with the estimated size of potential market for such products, prompted Senesco's management to look towards a means of financing that would create more tangible value for Senesco's shareholders in the near term than the taking of commercial loans, which would burden Senesco with bank debt payment obligations and covenants which could restrict Senesco's future, activities, or the securing of venture capital financing, which would similarly result in ongoing dividend payment obligations and would dilute Senesco's current outstanding ownership interests. To that end, it was suggested by Senesco's business advisor that Senesco merge with a public entity having an existing shareholder base and no current operations, such as the Company. After being introduced to the Company by its business advisor, Senesco began negotiations regarding a merger with the Company and, on October 2, 1998, the two companies entered into a letter of intent outlining the basic terms of the Merger, the Reorganization and the Reverse Split. After further negotiations, on October 9, 1998, the Company and Senesco entered into a definitive Merger Agreement, a copy of which is included in Exhibit A to this Proxy Statement.

     The Boards of Directors of the Company and Senesco believe that the Merger will benefit both companies. The Company's and Senesco's Boards have each identified a number of potential benefits of the Merger, including:

     (1) Fulfilling the Company's business purpose of acquiring an operating company or a company with a business plan in the process of being implemented;

     (2) Allowing Senesco to obtain a larger shareholder base and establish a public trading market for its securities;

     (3) Helping Senesco gain the interest of investment bankers and brokerage firms that only raise capital for public companies; and

     (4) Enabling Senesco to access public capital markets to raise money for research and development efforts.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion was prepared by Jones, Jensen & Company, LLC accountants to the Company, and summarizes the material Federal income tax consequences of the Merger to the Company's and Senesco's shareholders under the Internal Revenue Code of 1986, as amended (the "Code"), but does not cover all tax consequences of the Merger that may be relevant to the Company's and Senesco's stockholders in light of their particular circumstances, such as the tax consequences to those of the Company's shareholders who do not hold their Common Stock as a capital asset, foreign persons, insurance companies, tax-exempt organizations, financial institutions, securities dealers, broker-dealers or persons who acquired their shares in compensatory transactions. Furthermore, no foreign, state or local tax considerations are addressed herein.

     THIS SUMMARY SHOULD NOT BE REGARDED AS A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE MERGER TO A SHAREHOLDER. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER'S OWN PARTICULAR SITUATION.


     The Merger is expected to be treated a nontaxable reorganization within the meaning of Section 368(a)(1)(a) of the Code.

     Based upon the foregoing, the Merger will result in the following Federal income tax consequences:

          (a) no gain or loss will be recognized by holders of the Company's Common Stock upon the exchange of the outstanding shares of Senesco Common for the Merger Shares;


          (b) no gain or loss will be recognized by Senesco's shareholders upon the exchange of their shares of Senesco Common for shares of Common Stock of the Company; and

          (c) the holding period of Senesco's shareholders with respect to the Merger Shares received by them in the Merger will not include the holding period of such shareholders with respect to the shares of Senesco Common surrendered in exchange therefor.

STATEMENT OF ACCOUNTING

     The transaction will be accounted for as a reorganization of Senesco because the shareholders of Senesco will own a controlling interest in the Company after the Merger. Senesco will therefore be treated as the acquiring entity for accounting purposes and, accordingly, there will be no adjustment to the carrying value of the assets or liabilities of the Company, notwithstanding that the Company is the acquiring entity for legal purposes.

     Each Senesco shareholder should consult a tax advisor as to the particular consequences of the Merger that may apply to such shareholder, including the application of state, local, foreign and other Federal tax laws.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Merger and related transactions. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
     ---

                                  PROPOSAL 2

                              REVERSE STOCK SPLIT

     As a condition to consummation of the Merger, immediately prior thereto the Company will effect the Reverse Split with respect to the outstanding shares of Common Stock. Pursuant to the Reverse Split, each three outstanding shares of Common Stock will be automatically converted into one share of Common Stock. In the event that as a result of the Reverse Split a shareholder would own a fractional share, the Company will issue to such shareholder an additional full share of Common Stock in lieu thereof. The Reverse Split will not change the total number of authorized shares or the par value of the Common Stock. The Company currently has 3,000,025 shares of Common Stock issued and outstanding. After giving effect to the Reverse Split, the Company will have approximately 1,000,008 shares of Common Stock issued and outstanding. As a result of the Reverse Split, the number of authorized shares of Common Stock available for future issuance will increase from 46,999,975 to approximately 48,999,992.

REASONS FOR THE REVERSE SPLIT

The reasons for the Reverse Split are as follows:

     (1) To increase the number of authorized shares available for future issuance pursuant to (a) stock option and ownership plans and other compensation arrangements with management, employees and outside consultants; (b) capital-raising transactions, such as public offerings and private placements of the Company's securities; and (c) acquisitions of other businesses and technologies; and

     (2) To reduce the size of the public float in order to discourage short selling and encourage market makers to make a market in the Common Stock.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Reverse Split. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE SPLIT AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                       ---

                                  PROPOSAL 3

                    AMENDMENT OF ARTICLES OF INCORPORATION

     The Board of Directors has proposed that the Company amend its Articles of Incorporation in order to change its corporate name to "Senesco Technologies, Inc.". Management believes that the change of corporate name will better reflect the business direction of the Company as it succeeds to the business of Senesco.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Amendment of the Company's Articles of Incorporation. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL 3.
     ---

                                  PROPOSAL 4

                     ELECTION OF DIRECTORS AND INCREASE IN
                THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS

     In connection with the Merger, the number of members of the Board of Directors will be increased from three persons to five persons. The current directors of the Company have agreed to resign and the following three persons, two of whom have been nominated by the current management of Senesco and one of whom has been nominated by the Board of Directors of the Company, have been nominated for election at the Special Meeting of Shareholders. Two of such persons would serve as directors of the Company until the next Annual Meeting of Shareholders or until their successors have been elected and qualified. Mr. Katz, who was nominated for election by the Company's Board of Directors, would hold office for a two-year term until the Year 2000 Annual Meeting of Shareholders or until his successor is elected and qualified. See, "Proposal 5 -Amendment of By-Laws." Such nominations were made pursuant to agreement by the Company and Senesco in Section 1.3(iii) of the Merger Agreement. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, Proxies may be voted for a substitute nominee designated by the Board of Directors. Since suitable candidates for nomination for election to the remaining two vacancies have not yet been identified and selected by management, such vacancies are anticipated to be filled by the majority vote of the three directors elected at the Special Meeting and of Shareholders. The two members so elected would hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Shareholders who wish to make their own nominations for the Board of Directors may do so by indicating such on their Proxies or by making an oral nomination at the Special Meeting of Shareholders. A vote FOR each of the nominees for election to the Board of Directors will also
       ---
be a vote FOR increasing the number of members of the Board of Directors unless
                              ---
indicated otherwise on a shareholder's Proxy.

NOMINEES FOR DIRECTOR

     The nominees for Director and biographical information regarding each are as follows:

                                        CLASS OF       OTHER OFFICES
              NAME              AGE     DIRECTORS      TO BE HELD
            --------         ---------  ---------      -------------
     Phillippe Escaravage        22          A         President &
                                        (1 year term)   Treasurer
     Christopher Forbes          47          A
                                        (1 year term)
     Steven Katz                 50          B
                                        (2 year term)

Phillippe Escaravage
--------------------

     Phillippe Escaravage is the founder of and was the President of Senesco, LLC since June 1998; he is now President of Senesco. He is also the founder and President of Escaravage Biological Industries, LLC (June 1997 to present). Escaravage Biological Industries, LLC is engaged in the business of making investments in early stage biotechnology products. Mr. Escaravage received a Bachelor of Arts degree in economics from Princeton University in June, 1997. Mr. Escaravage is the son-in-law of Christopher Forbes, a nominee for Director.

Christopher Forbes
------------------

     Christopher Forbes is Vice-Chairman of Forbes, Inc., which publishes Forbes, the nation's leading business magazine. He is responsible for Forbes' advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice-President and Associate Publisher. Mr. Forbes became a Forbes, Inc. Director in 1977.

     Mr. Forbes sits on the boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, the New York Academy of Art, The Victorian Society in America, The Princess Margarita Foundation and The Prince Wales Foundation. He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston. In 1987, he was appointed to the Board of Regents of the Cathedral of St. John The Divine in New York City.

     Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College.

     Mr. Forbes is the father-in-law of Phillippe Escaravage, a nominee for Director.

Steven Katz
-----------

     Steven Katz is President of Steven Katz & Associates, Inc., a management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp, N.A. From 1976 to 1980, he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the board of directors of several other companies.

     All of the above-named individuals have consented to being named in this Proxy Statement and have indicated that they will serve on the Company's Board of Directors if elected. The Company has agreed to obtain Directors' and Officers' insurance on all post-Merger Directors and Officers.

SIGNIFICANT EMPLOYEES

     In addition, following completion of the Merger the Company expects to have the following significant employees:

     SASCHA FEDYSZYN, 23, VICE-PRESIDENT.

     Mr. Fedyszyn has been the Vice-President of Senesco since its formation in November 1988. Mr. Fedyszyn had been the Executive Vice-President of Senesco, LLC since June 1998. He is also Vice-President of Escaravage Biological Industries, LLC (October 1997 to present). Mr Fedyszyn's prior work experience was as Research Associate at the Logistics Management Institute (May 1995 - September 1995). He also received a Bachelor of Arts degree from Princeton University in Biology in June 1997.

     CHRISTIAN AHRENS, 22, SECRETARY.

     Mr. Ahrens has been the Secretary of the Company since its formation in November 1998. Mr. Ahrens had been Vice-President of Operations for Senesco, LLC since June 1998. Prior to joining Senesco, he attended Princeton University, where he received a Bachelor of Arts degree in History in May 1998

     The Company is presently negotiating three-year employments agreement with Mr. Escaravage and each of the two above-named individuals.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of increasing the number of members of the Board of Directors from three (3) persons to five (5) persons and in favor of the election of each of the above-named nominees to the Board of Directors. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS, THAT SHAREHOLDERS VOTE FOR INCREASING THE NUMBER OF MEMBERS CONSTITUTING THE
                       ---
     BOARD OF DIRECTORS AND FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH
                            ---
     OF THE PERSONS NAMED ABOVE AS A NOMINEE.


                                  PROPOSAL 5

                             AMENDMENT OF BY-LAWS

     The Board of Directors has proposed that, in connection with the Merger, the Company's By-laws be amended to create two classes of directors of the
Company: (1) Class A, consisting of four directors who would be elected to a one-year term; and (ii) Class B, consisting of one director who would be elected to a two-year term.

     Vacancies occurring with respect to any directorship would be filled by appointment by the remaining directors. In such event, any Class A Directors so appointed would hold office until the next Annual Meeting of Shareholders and a Class B Director so appointed would hold office for the remainder of the full, two-year term.

     The purpose of the amendment to the Company's By-laws is to ensure continuity of management of the Company by providing the current shareholders of the Company representation by at least one member of the Board for a two-year period following the Merger.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of amending the Company's By-laws. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE COMPANY'S BY-LAWS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL
                                                             ---
     5.


                                  PROPOSAL 6

                     REINCORPORATION IN STATE OF DELAWARE

     The Board of Directors has proposed that, as soon as practicable after completion of the Merger, the Company change its state of incorporation from Idaho to Delaware by share purchase and exchange or by merging at a later date into a new corporation which would be formed in Delaware to facilitate the reincorporation and would be capitalized identically to the Company. Management believes that the change in the Company's state of incorporation will better suit the corporate agenda and business direction of the Company; however, if such action will in any way adversely affect the Company's status as a public company, as determined by the Company's legal counsel, then such action will not be taken and the shareholders will be informed.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the reincorporation in the State of Delaware. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6 SUBJECT TO THE ADVICE OF
                                       ---
     COUNSEL.

                                  PROPOSAL 7

                                THE BRIDGE LOAN

     Senesco's Business Plan contemplates obtaining additional financing following completion of the Merger by means of one or more private placements or public offerings (each, an "Offering") of newly-issued equity or convertible debt securities of the Company; however, neither Senesco nor the Company currently has any formal agreement, arrangement or understanding with any third party regarding any such Offering and there can be no assurance that any such Offering will, in fact, occur or be consummated.

      In order to cover expenses associated with the Merger and fund the ongoing operations of Senesco's business in the interim, on October 22, 1998 Senesco entered into a Loan Agreement with South Edge International Limited, providing for up to $500,000 in financing (the "Bridge Loan"). The Bridge Loan is evidenced by a Promissory Note bearing interest at an annual rate equal to the prime rate plus 2% and will become due and payable in full on the date of the earlier to occur of:

(1) such date (if any), following completion of the Merger, on which Senesco shall consummate an offering and sale of equity or convertible debt securities which yields more than $500,000 in gross proceeds; and (2) October 22, 1999. Upon consummation of the Merger, the Note will become a liability of the Company. To date, Senesco has drawn down approximately $164,000 under the Bridge Loan. Following consummation of the Merger, the Company anticipates drawing down all of the remaining funds available under the Bridge Loan on a monthly basis.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor the Bridge Loan. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE BRIDGE LOAN AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 7.
                                       ---

                                  PROPOSAL 8

                             APPROVAL AND ADOPTION
                           OF THE STOCK OPTION PLAN

APPROVAL AND ADOPTION OF THE STOCK OPTION PLAN

     The Board of Directors of the Company believes it is in the best interests of the Company to encourage stock ownership by its employees. Accordingly, the Board of Directors approved the establishment of the 1998 Stock Option Plan (the "Stock Option Plan") on November _____, 1998, subject to approval of the shareholders of the Company. Options to purchase an aggregate of 500,000 post-Reverse Split shares of Common Stock (subject to adjustment for any stock dividend, stock split or other relevant changes in the Company's capitalization) may be sold pursuant to the Stock Option Plan. The text of the Stock Option Plan is attached as Exhibit B to this Proxy Statement. Set forth below is a summary of the material provisions of the Stock Option Plan.

     Under the Stock Option Plan, the Board of Directors may authorize the issuance of options or stock purchase rights to purchase Common Stock to designated employees and/or Directors of, and consultants to the Company. All employees of the Company will be eligible to participate in the Stock Option Plan. The reasons for adopting the Stock Option Plan are: (1) to enable the Company to attract and retain the best available personnel for positions of substantial responsibility; (2) to provide additional incentive to employees, Directors and consultants of the Company and Senesco; (3) and to promote the success of the Company's business.

     The material features of the Stock Option Plan are as follows:

     Under the Stock Option Plan, the Board of Directors may, in its discretion, award either incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). Grants of ISOs may be made only to employees of the Company, while NSOs may be granted to both employees and to non-employee directors and outside consultants. To the extent that the fair market value of shares of Common Stock subject to ISOs which become exercisable by any employee during any calendar year exceeds $100,000, options for those shares representing the excess over $100,000 will be treated as NSOs.

     The per share exercise price for shares to be issued pursuant to exercise of an option shall be determined by the Board of Directors subject to the following guidelines:

          (1)  In the case of an ISO:

               (a) granted to an employee who, at the time of the grant of such ISO, owns shares representing more than 10% of the aggregate voting power of all classes of capital stock of the Company, the per share exercise price shall be no less than 110% of the fair market value of a share of Common Stock on the date of grant; or

               (b) granted to any other employee, the per share exercise price shall be no less than 100% of the fair market value of a share of Common Stock on the date of such grant.

          (2)  In the case of a NSO:

               (a) granted to a person who, at the time of the grant of such NSO, owns stock shares representing more than 10% of the aggregate voting power of all classes of capital stock of the Company, the per share exercise price shall be no less than 110% of the fair market value of a share of Common Stock on the date of grant; or

               (b) granted to any other person, the per share exercise price shall be no less than 85% of the fair market value on the date of such grant.

          (3) Stock Purchase Rights, if authorized and implemented pursuant to a Restricted Stock Purchase Agreement approved by the Board of Directors, may be issued either alone or in conjunction with other plans adopted under the Stock Option Plan. The Company's Board of Directors shall advise each offeree of Stock Purchase Rights in writing of the terms, conditions and restrictions related to the offer, including the number of shares the offeree is entitled to purchase, the price to be paid (which price shall not be less than 50% of the fair market value of the shares as of the date of the offer), and the time within which such person must accept the offer, which shall not exceed 30 days from the date upon which the determination was made to grant the Stock Purchase Right.

     In the event of an option holder's termination as an employee, officer or director of, or consultant to, the Company or its subsidiaries, such holder may exercise his or her options to the extent such options were vested on the date of termination, but in the case of an ISO only within 90 days (or such other period of time as is determined by the Board of Directors at the time of grant of such ISO, with such determination being made at the time of grant of the option and not exceeding 90 days) after the date of termination (but in no event later than the termination date set forth in the option agreement governing the option).

     The term of options granted under the Stock Option Plan will be determined by the Board of Directors of the Company; provided that (1) ISOs shall have a maximum term of 10 years, and (2) options granted to persons owning more than 10% of the outstanding Common Stock will have a maximum term of five years.

     The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator of the Stock Option Plan (the "Administrator") (and, in the case of an ISO, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other shares which (x) in the case of shares acquired upon the exercise of an option either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option can be exercised, (5) authorization from the Company to retain from the total number of shares as to which the option is exercised that number of shares having a fair market value on the date of exercise equal to the total exercise price for the number of shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to the option holder's broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the shares, which irrevocably obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

     Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or optionee, and as shall be permissible under the terms of the Stock Option Plan.

     An option may not be exercised for a fraction of share.

     An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as shareholder shall exist with respect to the option shares, notwithstanding the exercise of the option. The Company shall issue (or cause to be issued) such certificate promptly upon the exercise of the option.

     Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Stock Option Plan and for sale under the option, by the number of shares as to which the option is exercised.

     The Company currently does not have any stock option plans under which officers, Directors or employees of the Company may participate.

ADMINISTRATION AND ELIGIBILITY

     The Stock Option Plan will be administered by the Administrator or by a committee appointed by the Company's Board of Directors (the "Committee"). The Committee has the authority to interpret all provisions of the Stock Option Plan. All employees of the Company and its participating subsidiaries who have been employed by the Company or Senesco for at least one year are eligible to participate in the Stock Option Plan, except for employees whose customary employment is 20 hours or fewer per week or employees whose customary employment is for not more than five months in any calendar year. Upon consummation of the Merger, approximately three employees will be eligible to participate in the Stock Option Plan.

     In addition, nonemployee Directors and outside consultants to the Company will be eligible for grants of NSOs under the Stock Option Plan.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend the Stock Option Plan at any time; however, the Stock Option Plan may not be amended in any way that will cause rights issued thereunder to fail to meet the requirements for employee stock option plans as defined in Section 423 of the Code, including stockholder approval if required.

     The Stock Option Plan shall terminate upon the earliest to occur of: (1) such date on which options to purchase an aggregate number of shares of Common Stock equal to or greater than the number of shares reserved under the Stock Option Plan have been granted, or (2) the date on which the Stock Option Plan is terminated by the Board of Directors; or (3) November _____, 2008.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     No officer or director of the Company serves as an officer or director of Senesco or owns any shares of Senesco Common or other ownership interests in Senesco. None of the officers, directors or principal shareholders of the Company has any substantial interest in the proposals discussed herein to be voted upon at the Special Meeting of Shareholders.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the approval and adoption the Stock Option Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK OPTION PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                       ---


                                  PROPOSAL 9

                            APPOINTMENT OF AUDITORS

     Jones, Jensen & Company, LLC served as the principal accountants to the Company for the fiscal year ended June 30, 1998.

     The Board of Directors has arranged for Goldstein Golub Kessler & Co., P.C. to be its auditors for the fiscal year ending June 30, 1999 subject to the consummation of the Merger and approval by the Company's shareholders. The Company expects a representative of each of Jones, Jensen & Company, LLC and Goldstein Golub Kessler & Co., P.C. to attend the Special Meeting and be available for questions.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the appointment of Goldstein Golub Kessler & Co., P.C., as the Company's auditors or the fiscal year ending June 30, 1999.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER & CO., LLC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999 AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                                                                     ---
     PROPOSAL 9.

                              DISSENTERS' RIGHTS

     Idaho law provides that shareholders entitled to vote on the Merger have a right to elect to dissent to the Merger and obtain payment for their shares of Common Stock. Shareholders wishing to exercise their rights to dissent to the Merger and demand payment for their shares must give written notice of such intention to the Company prior to the time when the vote on Proposal 1 is taken at the Special meeting of shareholders.

     The following summary of ID Statute Sections 30-1-1302 to 30-1-1331 is NOT intended to be a complete statement of the provisions of such sections and is qualified in its entirety by the referenced Exhibit C annexed hereto.

ANY SHAREHOLDER WHO WISHES TO DISSENT AND OBTAIN PAYMENT FOR HIS OR HER SHARES MUST VOTE SUCH SHARES AGAINST, OR ABSTAIN FROM VOTING FOR, THE MERGER.

     In the case of shareholders of record who do not have beneficial ownership of all shares held of record, a demand for payment may be made with respect to fewer than all shares held of record, provided that such demand is made with respect to all shares beneficially owned by any one person or over which any one person has sole voting power.

     In the event that the Company receives written notice of an intent to demand payment from any shareholder prior to the time that the vote on Proposal 1 is taken at the Special Meeting of Shareholders, then within 10 days following the Special Meeting of Shareholders the Company will send to such shareholder a form for demanding payment accompanied by a copy of Chapter 13 of the Idaho General Business Corporation Law, which governs dissenter's rights, and written notice to such shareholder specifying: (1) where such shareholder must send a demand for payment and where and when the certificates for certificated shares must be deposited; (2) in the case of a holder of uncertificated shares, to what extent transfer of shares of such shares will be restricted after its demand for payment is received; and (3) the date by which the Company must receive a completed and executed payment demand from such shareholder, such date to be between 30 and 60 days following the date on which the Company delivered the form of payment demand to such shareholder.

     The form of payment demand shall specify the date on which the Company first announced the proposed Merger to its shareholders or to the news media and will require a shareholder making a demand for payment to certify that it acquired beneficial ownership of its shares prior to such date. A shareholder making a demand for payment with respect to shares acquired after the date on which the terms of Merger were first announced to the Company's shareholders or to the news media ("After-Acquired Shares") will receive payment of the fair value of such shares plus accrued interest upon their agreeing in writing to accept such payment in full satisfaction of such shareholder's demand with respect to such shares. Such shareholder must then complete, execute and return the form of payment and deposit its share certificates in accordance with the terms specified in the payment form accompanying the notice.

     Upon receipt of a payment demand, the Company shall pay the dissenting shareholder from whom such demand was received the "fair value" of such shareholder's shares, as determined in good faith by the Board of Directors of the Company, plus accrued interest from the date of receipt of such demand.
Each such payment shall be accompanied by: (1) a statement of how the Company arrived at its estimate of the fair value of the shares and how the interest on such fair value was calculated; (2) a copy of the Company's Balance Sheet, Income Statement and Statement of Changes
in Shareholders' equity at June 30, 1998 (the end of the Company's most recent full fiscal year); (3) a copy of the Consolidated Pro Forma Financial Statements of the Company at September 30, 1998; and (4) a copy of Chapter 13 of the Idaho General Business Corporation Law.

     In the event that the Merger is not consummated within 60 days after the date set for payment, the Company will return all share certificates deposited by, and release the transfer restrictions on all uncertificated shares of, dissenting shareholders.

     Any shareholder who disagrees with the Company's estimate of the fair value of the shares, or who does not receive either payment of such fair value or return of its share certificates within 60 days following the date set for receipt by the Company of a demand for payment may so notify the Company in writing within 30 days following the date on which the Company made or offered to make payment or within 30 days following the date on which such payment should have been made. In such event, the shareholder may specify its own estimate of the fair value of its shares and amount of interest due and demand payment of such amount. The Company will then have 60 days to either pay the amount so specified or commence an action in the Idaho District Court for Summit County petitioning the Court to determine the fair value of the shares. All shareholders whose claims for payment remain unsettled will be made parties to such action. Each shareholder will be entitled to judgement, (1) for the amount, if any, by which the Court finds the fair value of such shareholders' shares, plus interest, exceeds the amount paid by the Company, or (2) for the fair value, plus accrued interest, of such shareholders' After-Acquired Shares for which the Company elected to withhold payment. The Court will have power to determine all costs of such proceeding and assess such costs against the Company, provided that if the Court determines any dissenting shareholder has not acted in good faith or has acted arbitrarily or vexatiously then the Court may assess a portion of such costs against such shareholder as it may deem equitable.

     A copy of Chapter 13 of the Idaho General Business Corporation Law is annexed as Exhibit C to this Proxy Statement.

     The dissenters' rights detailed in ID Statute Section 30-1-1302 to 30-1-1331, inclusive, are the sole rights of dissenting shareholders.

     The Board of Directors of the Company believes that, as the Company currently has no operations or assets, and the financing transactions described in this Proxy Statement are all conditioned upon the consummation of the Merger and the acquisition of the business of Senesco, that the value of any dissenters' rights will be minimal.

                       RECORD DATE AND SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     Only shareholders as of record of the close of business on November _____ 1998 (the "Record Date"), are entitled to receive notice of and to vote at the Special Meeting of Stockholders. As of the Record Date, the Company had outstanding 3,000,025 shares of Common Stock.

     The following table sets forth information, to the best knowledge of the Company as of September 18, 1998, with respect to each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, each director of the Company and all directors and officers of the Company as a group:

                              BEFORE THE MERGER                 AFTER THE MERGER
                              -----------------                 ----------------

NAME AND ADDRESS               AMOUNT AND NATURE   PERCENT   AMOUNT AND NATURE   PERCENT
BENEFICIAL OWNER               OF BENEFICIAL       OF        OF BENEFICIAL       OF
----------------
                               OWNERSHIP/1/        CLASS/2/  OWNERSHIP          CLASS/3/
                               -----------------  ---------  -----------------  ---------
Edward F. Cowle                682,680             22.8%     227,560             8.43%
201 E. 87th St., Ste. 6C
New York, NY 10128             Direct                        Direct

David Williams                 418,608             13.95%    139,536             5.16%
62 West 400 South
Salt Lake City, UT 84101       Direct                        Direct

H. D. Williams                 372,096             12.4%     124,032             4.59%
62 West 400 South
Salt Lake City, UT 84101       Direct                        Direct

Mark W. McWhirter              198,452              6.61%    66,151              2.45%
3629 Steven White Dr.
San Pedro, CA 90731            Direct                        Direct

Dr. M. R. Moeen-Zaia           198,450            6.61%      66,150             2.45%
5024 Abuela Dr.
San Diego, CA 92124            Direct                        Direct
Jim Ruzicka/4/                 174,404            5.8%       58,135             2.15%
P. O. Box 3813
Park City, UT 84060            Direct                        Direct

---------------------------
     /1/ Each person has sole voting, investment and dispositive power over the shares opposite his name.

     /2/ Based on 3,000,025 shares of Common Stock issued and outstanding on October 8, 1998.

     /3/ Based on approximately 2,700,008 shares of Common Stock issued and outstanding after consummation of the Merger and the after the Reverse Split.

     /4/  Indicates a current Officer and Director

Sarasanan Blaendra             173,646            5.78%      57,882             2.14%
439 West 233rd St.
Carson, CA 90745               Direct                        Direct

J. Rockwell Smith/4/           8,636              0.287%     2,879              0.206%
P. O. Box 3303
Park City, UT 84060            Direct                        Direct

James Kerr/4/                  -0-                -0-        -0-                -0-
4087 South 1300 E.
Salt Lake City, UT 84124       Direct                        Direct

Phillippe Escaravage/5/ /6/    -0-                -0-        933,476            34.57%
11 Chambers Street
Princeton, NJ 08542            Direct                        Direct

Christopher Forbes/5/          -0-                -0-        4,131              0.15%
Forbes, Inc.
50 5th Avenue
New York, NY  10011            Direct                        Direct

Steven Katz/5/                 -0-                -0-        24,820             0.92%
Steven Katz & Associates
Briar Ridge Plaza
440 Main Street                Direct                        Direct
Milltown, NJ  08850

Sascha Fedyszyn/6/             -0-                -0-        18,680             0.6.91%
11 Chambers Street
Princeton, NJ  08542           Direct             Direct

Christian Ahrens/6/            -0-                -0-        8,262              0.31%
11 Chamber Street
Princeton, NJ  08542           Direct                        Direct

John Thompson                  -0-                -0-        425,000            15.74%

----------------------------


     /5/  Indicates a nominee for Director

     /6/  Indicates a proposed Officer

Office of the Dean
Faculty of Science            Direct                        Direct
University of Waterloo
Waterloo, Ontario
Canada  N2L 3G1


--------------------------------------------------------------------------------

All Current Directors and
Executive Officers as a
Group (3 Persons)             183,040            6.10%      61,014         2.26%


All Nominees for Directors
and Proposed Officers as
a Group (5 Persons)           -0-                -0-        989,369        36.64%

          To the knowledge of the Company's management, during the past five years, no present or former director or executive officer of the Company:
     (1) has been subject to a personal bankruptcy proceeding or has been a general partner in a partnership or an executive officer of a corporation that was subject to a bankruptcy proceeding within the past two years, (2) has been convicted of a crime (other than a traffic violation or minor court offense); (3) was the subject of a standing court order, judgment or decree which permanently or temporarily enjoined him from engaging in any type of business activity or barred, suspended or limited for more than 60 days his right to engage in any type of business activity relating to investments, including: (a) acting as a merchant, broker, commodity trading advisor or pool operator, investment advisor, underwriter or dealer in securities, or as an affiliated person, director or employee of any investment company; or (b) engaging in any activity in connection with the purchase or sale of any security or commodity; or (4) was found by a court of competent jurisdiction or by the Securities and Exchange Commission to have violated any Federal or state securities law.


                            DESCRIPTION OF BUSINESS

HISTORY AND ORGANIZATION
------------------------

     The Company was organized on April 1, 1964 under the laws of the State of Idaho as Felton Products, Inc., having the stated purpose of engaging in various investment activities, without limitation of its general corporate powers to engage in any lawful activities. The Company engaged in limited investment and business development operations and, from the time of its inception, the Company has undergone several name and business changes.

     On September 1, 1987, the Company changed its name to "Ink & Imagers, Inc." There is no record of any business operations during the period the Company was known as "Ink & Imagers, Inc." On November 16, 1988, the Company's name was changed to "Nava Leisure USA, Inc." in anticipation of the acquisition of an operating business incorporated in Delaware with the same name, Nava Leisure USA, Inc., a Delaware corporation (hereinafter, "Nava (Delaware)"). The acquisition and related stock exchange agreement was never completed, and all rights and equity interest in the Company and Nava (Delaware) were transferred to the Company by an Order Pursuant to Stipulation of the District Court for Idaho, Sixth Judicial District, on December 11, 1995 (the "Order").

     The acquisition agreement was rescinded and voided by the Order, which canceled and made null and void any exchanges of stock related thereto. All certificates related thereto were subsequently returned to the Company. On December 16, 1995, a special meeting of the Board of Directors was held for the purpose of canceling all shares of Common Stock and Preferred Stock issued by the Company pursuant to the rescinded Nava (Delaware) transaction. The Order and ensuing Board action terminated all further issues in dispute regarding the litigation over the Nava (Delaware) transaction. A monetary judgment in the amount of $40,440.04 associated with that proceeding in favor of the Company is considered uncollectible and is therefore reflected as "0" in the Company's financial statements for the fiscal year ended June 30, 1998, and is not a material asset to the Company. Other than the rescinded acquisition transaction and related litigation regarding Nava (Delaware), the Company has remained inactive since before 1988, until now.

     The present promoters of the Company obtained control between 1987 and 1988 by acquiring then-controlling shareholders' interests in the then-defunct and inactive Felton Products, Inc., for purposes of the business acquisition which failed in 1988. The promoters of the Company are its President, J. Rockwell
Smith, and three major shareholders:   Edward F. Cowle; H.D. Williams; and David
Williams. On November 1, 1996, the Directors determined that the Company should become active in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The Company then began to consider and investigate potential business opportunities. The Company is considered a development stage company and, due to its status as a "shell" corporation, its principal business purpose is to merge with or otherwise acquire an operating entity.

     The Company voluntarily filed a registration statement on Form 10-SB on March 27, 1997 (as amended on July 10, 1997) in order to make information concerning itself more readily available to the public. As a result of filing its registration statement, the Company is obligated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") to file with the Securities and Exchange Commission certain interim and periodic reports, including an annual report containing audited financial statements. The Company intends to continue to voluntarily file these reports under the Exchange Act even if its obligation to file such reports is suspended under applicable provisions of the Exchange Act.

DESCRIPTION OF PROPERTIES

     The Company's administrative offices are located at 253 Ontario No. 1, P.O. Box 3303, Park City, Utah, 84060, which are the offices of its President, Mr. J. Rockwell Smith. Acquisition Corp.'s administrative offices are also located at the offices of Mr. Smith. Mr. Smith allows the Company to use these facilities without charge. The Company does not own or control any material properties.

     The Company formed Acquisition Corp. in New Jersey on October 9, 1998. Acquisition Corp. was formed as a wholly-owned subsidiary of the Company for the sole purpose of effecting the acquisition of Senesco. Acquisition Corp. has no assets or liabilities, and has never engaged in any business.

LEGAL PROCEEDINGS

     No legal proceedings are pending at this time against the Company.

     There are no material proceedings to which any director, officer or affiliate of the Company, or any owner, beneficially or of record, of more than five percent (5%) of the Company's outstanding Common Stock, is a party adverse to the Company or has a material interest adverse to the Company.

SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

     No matters were submitted to a vote of shareholders of the Company during the fiscal year ended June 30, 1998, nor since that time until the date of this Proxy Statement.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company is not aware of any reported quotations for its Common Stock, now or at any time within the past nine years. The Company's shares are eligible to be quoted on the Nasdaq OTC Bulletin Board under the symbol "NAVL". Inclusion on the OTC Bulletin Board permits price quotations for the Company's shares to be published by such service. The Company is not aware of any established trading market for its Common Stock nor is there any record of any reported trades in the public market in recent years. The Company's Common Stock has not traded in a public market since 1988. Since its inception, the Company has not paid any dividends on its Common Stock, and the Company does not anticipate that it will pay dividends in the foreseeable future. At October 8, 1998, the Company had 387 shareholders.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The Company has been considered a development stage company with no assets or capital and with no operations or income since approximately 1988. In their report on the Audited Financial Statements of the Company for the fiscal year ended June 30, 1998, Jones, Jensen & Company, LLC, auditors for the Company expressed substantial doubt as to the Company's ability to continue as a going concern. The costs and expenses associated with the preparation and filing of this Proxy Statement and other operations of the Company have been paid for by its shareholders, specifically

H.D. Williams. It is anticipated that until completion of the Merger, the Company will require only nominal capital to maintain its corporate viability and necessary funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. Following completion of the Merger, the Company anticipates raising additional funds by drawing down the remainder of the funds available under the Bridge Loan and/or through an Offering. See, "Proposal 7 -the Bridge Loan".

     In the opinion of management, inflation has not and will not have a material effect on the operations of the Company until such time as the Company has successfully completed the Merger.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     The reports of the Company's principal accountants on the Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended June 30, 1998, the Company had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial statement disclosure or auditing scope or procedure which, if not resolved to such accountants' satisfaction, would have caused them to make reference to the subject matter of such disagreement in their report.

     Following the Merger, the Company will engage Goldstein Golub & Kessler as its auditors (See "Proposal 9 -- Appointment of Auditors").

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held no meetings during the fiscal year ended June 30, 1998.

     The Board of Directors does not have an audit, compensation or nominating committee or any other committee.


                               EXECUTIVE OFFICERS

                                 Capacities in                   In Current
     Name            Age         Which Served                    Position Since
     ----            ---         ------------                    --------------
J. Rockwell Smith     59         President and Director                1987
Jim Ruzicka           55         Vice President and Director           1998
James Kerr            43         Secretary, Treasurer and              1995
                                   Director

     Set forth below is certain biographical information regarding the Company's executive officers and directors.

     J. Rockwell Smith has been President and a Director of the Company since 1987. From 1977 to 1989, Mr. Smith owned and operated his own construction company in Park City, Utah, named Rocky Smith Construction, which supervised construction projects in this resort community. From 1990 to the present, Mr. Smith has been employed as a driver by the Park City Transportation Company. Mr. Smith studied engineering at Seattle University and the University of Washington.

     Jim Ruzicka is the Vice-President of the Company, and has been a Director of the Company since August 15, 1998. For the last five years (and previously), Mr. Ruzicka has been the owner-operator of a ski tour package company doing business in Utah, Colorado, Wyoming, and California. Prior to 1983, he owned and operated seven restaurants in Chicago, Illinois and surrounding suburbs. He attended Aurora College in Aurora, Illinois, studying liberal arts without receiving a degree.

     James Kerr has been Secretary-Treasurer and a Director of the Company since 1995. Since 1994, Mr. Kerr has worked as an independent production manager and/or lighting technician for a number of companies situated in and around Salt Lake City, Utah, including Great Day Ltd., Video West, Bonneville Communications, Scopes, Garcia & Carlisle, Rutherford Productions, Stillson & Stillson and Advantage Video. In 1993, Mr. Kerr was employed in equipment repair and maintenance for Redman Movies & Stories of Salt Lake City, Utah, and as a ski test programmer for Great Day Ltd. Of Utah. Previously, he has operated his own business as a self-employed independent auto mechanic.


                            EXECUTIVE COMPENSATION

SUMMARY

     The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. The Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended June 30, 1997 and 1998, nor at any time during calendar year 1998. Although the Company has not entered into an employment agreement with any of its officers, Directors or any other persons, it anticipates entering into three-year employment agreements with Messrs. Escaravage, Fedyszyn and Ahrens. See, "Proposal 4 -- Election of Directors -- Significant Employees." As of the date hereof, no person has accrued any compensation from the Company.

COMPENSATION

     No form of compensation was paid to any officer or Director at any time during the last three fiscal years.

CASH COMPENSATION

     There was no cash compensation paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997, or 1996.

BONUSES AND DEFERRED COMPENSATION

     There were no bonuses paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996, nor was there any deferred compensation.

COMPENSATION PURSUANT TO PLANS

     There was no compensation pursuant to any plan paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.

OTHER COMPENSATION

     There was no other compensation paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.

COMPENSATION OF DIRECTORS

     There was no compensation paid to any Director of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT:

     There are no compensatory plans or arrangements of any kind, including payments to be received from the Company, with respect to any person which would in any way result in payments to any such person because of his or her resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and, in connection therewith, Directors, officers, and beneficial owners of more than 10% of the Company's Common Stock are required to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership of the Company's Common Stock. The following table sets forth, as of the date of this Proxy Statement, the name and relationship of each person who failed to file on a timely basis any reports required pursuant to
Section 16 of the Exchange Act:

                                                                                          NUMBER
     NAME                     POSITION                           REPORT TO BE FILED       OF REPORTS
     ----                     --------                           ------------------       ----------
     J. Rockwell Smith        President and Director                  Form 3                 1
     Jim Ruzicka              Vice President and Director             Form 3                 1
     James Kerr               Secretary-Treasurer and Director        Form 3                 1
     Edward F. Cowle          10% or greater beneficial owner         Form 3                 1
     David Williams           10% or greater beneficial owner         Form 3                 1
     H.D. Williams            10% or greater beneficial owner         Form 3                 1

The Company is not aware of whether any of the above-named persons engaged in the buying or selling of the Company's Common Stock after they became subject to file certain reports, pursuant to Section 16 of the Exchange Act, and does not know if these persons were required to file any Form 4 or Forms 5, or the number of such Forms required to be filed, if applicable.

FINANCIAL STATEMENTS OF THE COMPANY

     The Audited Financial Statements of the Company for the year ended June 30, 1998 are included in this Proxy Statement.

FINANCIAL STATEMENTS OF SENESCO

     The Audited Financial Statements of Senesco for the period of inception through October 30, 1998 and the Audited Financial Statements of Senesco, LLC for the period from inception through October 31, 1998, are included in this Proxy Statement.

CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     The Consolidated Pro Forma Financial Statements, dated September 30, 1998, of the Company and Senesco are included in this Proxy Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The Company incorporates herein by reference the following documents filed by it with the Securities and Exchange Commission (File No. 022307) pursuant to the Exchange Act, copies of which are being delivered to shareholders herewith:
(1) its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998; and (2) its Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998.

SHAREHOLDERS' PROPOSALS

     As previously disclosed to shareholders in connection with the Company's 1998 Annual Meeting, shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders must submit their proposals in writing to the Secretary at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than March 31, 1999 for inclusion in next year's proxy statement and proxy card. No shareholder proposals will be accepted for the Special Meeting.


                                 OTHER MATTERS

     The Board of Directors does not intend to present for consideration at the Special Meeting any business other than the matters referred to in the accompanying Notice. In the event any other matter should properly come before the Meeting, the person(s) appointed by the accompanying Proxy will vote on such other matters in accordance with their best judgment pursuant to the discretionary authority granted in the Proxy.

     The cost of this solicitation of Proxies will be borne by the Company. In addition to the use of the mails, some of the officers and regular employees of the Company and/or consultants may solicit Proxies by telephone and telegraph, or request brokerage houses and other custodian nominees and fiduciaries to forward soliciting materials to beneficial owners of shares held of record by such persons and may verify the accuracy of marked Proxies by contacting record and beneficial owners of the shares. The Company will reimburse such persons for the reasonable expenses incurred in forwarding such solicitation materials.

DATED this 3/rd/ day of December, 1998.
             --

                             NAVA LEISURE USA, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                 JUNE 30, 1998

                                   CONTENTS


      Independent Auditors' Report.........................   3

      Balance Sheet........................................   4

      Statements of Operations.............................   5

      Statements of Stockholders' Equity (Deficit).........   6

      Statements of Cash Flows.............................   8

      Notes to the Financial Statements....................  10

[JONES, JENSEN & COMPANY, LLC LETTERHEAD APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


      Board of Directors
      Nava Leisure USA, Inc.
      Salt Lake City, Utah

      We have audited the balance sheet of Nava Leisure USA, Inc. (a development stage company) as of June 30, 1998 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended June 30, 1998 and 1997 and from inception on April 1, 1964 through June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nava Leisure USA, Inc. as of June 30, 1998 and the results of its operations and its cash flows for the years ended June 30, 1998 and 1997 and from inception on April 1, 1964 through June 30, 1998 in conformity with generally accepted accounting principles.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage company with no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


      /s/ Jones, Jensen & Company

      Jones, Jensen & Company
      Salt Lake City, Utah
      August 5, 1998

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                                 Balance Sheet


                                     ASSETS
                                     ------

                                                            June 30,
                                                              1998
                                                          ------------

CURRENT ASSETS

   Cash                                                   $        -
                                                          ------------
   Total Current Assets                                            -
                                                          ------------
   TOTAL ASSETS                                           $        -
                                                          ============


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

  Accounts payable                                        $      3,100
                                                          -------------
    Total Current Liabilities                                    3,100
                                                          -------------

STOCKHOLDERS' EQUITY (DEFICIT)

  Preferred stock, 5,000,000 shares authorized at $0.001
  par value; Series A preferred stock, 1,100,000
   shares authorized, -0- shares issued and outstanding             -
  Series B preferred stock, 100,000 shares authorized
   at $1.00 par value; -0- shares issued and outstanding            -
  Common stock, 50,000,000 shares authorized at $0.0005
   par value; 3,000,025 shares issued and outstanding            1,500
  Capital in excess of par value                                32,019
  Deficit accumulated during the development stage             (36,619)
                                                          --------------
   Total Stockholders' Equity (Deficit)                         (3,100)
                                                          --------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)   $         -
                                                          ==============

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                            Statements of Operations


                                                               From
                                                            Inception on
                                                               April 1,
                                For the Years Ended          1964 Through
                                    June 30,                   June 30,
                             -------------------------
                               1998         1997                 1998
                             ----------    -----------      --------------
REVENUE                      $       -     $        -       $          -
                             ----------    -----------      --------------
EXPENSES                        (10,374)        (7,810)            (36,619)
                             ----------    -----------      --------------
NET LOSS                     $  (10,374)   $    (7,810)     $      (36,619)
                             ==========    ===========      ==============
NET LOSS PER SHARE           $    (0.00)   $     (0.00)
                             ==========    ===========
WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING         3,000,025      3,000,025
                             ==========    ===========


   The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)

                                                                                                      Deficit
                                                                                                      Accumulated
                                                                                     Capital in        During the
                                                                Common Stock         Excess of        Development
                                                             -------------------
                                                              Shares      Amount      Par Value          Stage
                                                             ---------   --------    -----------      -------------
Balance, April 1, 1965                                              -    $    -       $     -         $     -

Issuance of common stock for
 cash from inception on April 1,
 1965 through June 30, 1993 at
 approximately $0.0036 per share                             3,000,025     1,500         9,250              -

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -            500              -

Net loss from inception
 on April 1, 1964 through
 June 30, 1993                                                      -         -             -          (13,110)
                                                            -----------  ---------    ---------       ---------
Balance, June 30, 1993                                       3,000,025     1,500         9,750         (13,110)

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -          1,405              -

Net loss for the year
 ended June 30, 1994                                                -         -             -           (2,169)
                                                            -----------  ---------    ---------       ---------
Balance, June 30, 1994                                       3,000,025     1,500        11,155         (15,279)

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -          2,027              -

Net loss for the year
 ended June 30, 1995                                                -         -             -           (1,602)
                                                            -----------  ---------    ---------       --------
 Balance, June 30, 1995                                      3,000,025   $ 1,500      $ 13,182        $(16,881)
                                                            -----------  ---------    ---------       --------

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
            Statements of Stockholders' Equity (Deficit) (Continued)

                                                                                                            Deficit
                                                                                                          Accumulated
                                                                               Capital in                  During the
                                                Common Stock                   Excess of                  Development
                                         --------------------------
                                            Shares       Amount                Par Value                     Stage
                                         ------------  ------------          -------------              ----------------
Balance, June 30, 1995                     3,000,025   $      1,500          $      13,182              $        (16,881)

Contribution of capital through
 payment of expenses by
 shareholder                                      -              -                     653                            -

Net loss for the year
 ended June 30, 1996                              -              -                      -                         (1,554)
                                         ------------  ------------          -------------              ----------------
Balance, June 30, 1996                     3,000,025          1,500                 13,835                       (18,435)

Contribution of capital through
 payment of expenses by
 shareholder                                      -              -                   7,403                            -

Net loss for the year
 ended June 30, 1997                              -              -                      -                         (7,810)
                                         ------------  -------------         --------------             ----------------
Balance, June 30, 1997                     3,000,025          1,500                 21,238                       (26,245)

Contributed capital                               -              -                  10,781                            -

Net loss for the year
 ended June 30, 1998                              -              -                      -                        (10,374)
                                         ------------  -------------         -------------              ----------------
Balance, June 30, 1998                     3,000,025   $      1,500          $      32,019              $        (36,619)
                                         ============  =============         =============              ================

  The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows

                                                                                          From
                                                                                      Inception on
                                                                                         April 1,
                                                      For the Years Ended              1964 Through
                                                            June 30,                     June 30,
                                              -----------------------------------
                                                   1998                 1997               1998
                                              ---------------       -------------      ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES

  Net loss                                         $ (10,374)          $  (7,810)       $  (36,619)
  Adjustments to reconcile net loss to
   cash used by operating activities:
    Expenses paid by shareholder                      10,781               7,403            22,769
    Increase (decrease) in accounts
     payable                                            (407)                407             3,100
                                              ---------------        ------------       -----------
       Net Cash Provided (Used) by
       Operating Activities                               -                   -            (10,750)
                                              ---------------        ------------       -----------
 CASH FLOWS FORM INVESTING
 ACTIVITIES                                               -                   -                 -
                                              ---------------        ------------       -----------

CASH FLOWS FROM FINANCING
 ACTIVITIES

  Proceeds from issuance of
   common stock                                           -                   -             10,750
                                              ---------------        ------------       -----------

      Net Cash Provided (Used) by
       Financing Activities                               -                   -             10,750
                                              ---------------        ------------       -----------

NET INCREASE (DECREASE) IN
 CASH AND CASH EQUIVALENTS                                -                   -                 -

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                      -                   -                 -
                                              ---------------        ------------       -----------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                $           -          $        -           $     -
                                              ===============        ============       ===========


  The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows

                                                                                          From
                                                                                       Inception on
                                                                                          April 1,
                                                      For the Years Ended              1964 Through
                                                            June 30,                     June 30,
                                              ------------------------------------
                                                 1998                    1997              1998
                                              -----------             ------------     ------------
SUPPLEMENTAL DISCLOSURES OF
 CASH FLOW INFORMATION

  Interest paid                               $   -                   $   -            $   -
  Income taxes paid                           $   -                   $   -            $   -

The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a. Organization

          The financial statements presented are those of Nava Leisure USA, Inc. (a development stage company) (the Company). The Company was incorporated on April 1, 1964 in the State of Idaho as Felton Products, Inc. for the purpose of engaging in investing activities.

          On October 13, 1987, the Company issued 12,000,000 of its previously unissued authorized shares to acquire the assets of Copytex. In connection with this agreement, the Company changed its name to Ink & Imagers, Inc. On October 3, 1988, the Company rescinded the agreement with Copytex. The shares issued pursuant to the agreement were returned and canceled.

          On November 30, 1998, the Company entered into an agreement with Nava Leisure USA, Inc. (Nava), whereby, it would acquire all of the issued and outstanding stock of Nava in exchange for 18,730,900 shares of its common stock, 1,002,000 shares of its series A preferred stock and 89,670 shares of its series B preferred stock. In connection with this agreement, the Company changed its name to Nava Leisure USA, Inc. On December 15, 1995, the Company rescinded the agreement due to non-performance by Nava. All shares issued per the agreement were canceled and the cancellation was shown retroactively. (Note 2).

          The Company is currently inactive, and is seeking other business opportunities through mergers and acquisitions.

          b.  Accounting Method

          The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30 year end.

          c.  Net Loss Per Share

          The computation of net loss per share of common stock is based on the weighted average number of shares outstanding during the period.

          d.  Cash Equivalents

          For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


          e.  Provision for Taxes

          The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement 109, the liability method is used in accounting for income taxes.

          As of June 30, 1998, the Company had net operating loss carryforwards of approximately $36,000 that may be offset against future taxable income through 2013. The tax benefit of the net loss carryforwards is offset by a valuation allowance of the same amount due to the uncertainty that the carryforwards will be used before they expire.

          f.  Stock Split

          On October 27, 1988, the Company effected a split of its common shares outstanding on a 1.5-for-1 basis. The financial statements have been retroactively restated to reflect the effects of this stock split.

          g.  Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -  LITIGATION

          On September 26, 1994, a shareholder of the Company filed a lawsuit against the Company and the shareholders (the Shareholders) that received shares of the of the Company's stock per the exchange agreement between the Company and Nava Leisure USA, Inc. (a Delaware corporation). The lawsuit alleged that the terms of the agreement had not been fulfilled, and that the exchange agreement should be unwound as a result of the non-performance. The lawsuit also sought damages from the shareholders in the amount of $35,000 on behalf of the Company.

          On December 11, 1995, a default judgment was recorded in favor of the shareholder who had filed the lawsuit. The judgment ordered that the Exchange Agreement be rescinded, that the shares issued per the Exchange Agreement be returned to the Company, and that the Company be awarded damages warded. Due to the uncertainty that the Company will collect any of the damages, the amount has been offset in full by a valuation allowance.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 3 -  GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Currently, the stockholders are committed to covering all operating expenses and other costs until sufficient revenues are generated.

NOTE 4 -  RELATED PARTY TRANSACTIONS

          During the years ended June 30, 1998 and 1997, a shareholder of the Company paid expenses on its behalf in the amounts of $10,781 and $7,403, respectively. These amounts were contributed by the shareholder to the capital of the Company.

                          SENESCO TECHNOLOGIES, INC.
                       (FORMERLY NAVA LEISURE USA, INC.)
                         (A DEVELOPMENT STAGE COMPANY)

                  CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                              SEPTEMBER 30, 1998

                                C O N T E N T S

Consolidated Pro forma Balance Sheet.................   3

Consolidated Pro forma Statement of Operations.......   5

Statement of Assumptions and Disclosures.............   6

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                     Consolidated Pro forma Balance Sheet
                              September 30, 1998
                                  (Unaudited)


                                    ASSETS
                                    ------

                                                            Proforma
                                     Senesco               Adjustments
                                  Technologies,  Senesco,    Increase      Proforma
                                      Inc.         LLC      (Decrease)   Consolidated
                                  -------------  --------  ------------  ------------
CURRENT ASSETS
  Cash                            $           -  $      -  $         -   $          -
                                  -------------  --------  -----------   ------------

        Total Current Assets                  -         -            -              -
                                  -------------  --------  -----------   ------------

OTHER ASSETS

  Patent costs                                -    16,417            -         16,417
                                  -------------  --------  -----------   ------------

        Total Other Assets                    -    16,417            -         16,417
                                  -------------  --------  -----------   ------------

        TOTAL ASSETS              $           -  $ 16,417  $         -   $     16,417
                                  =============  ========  ===========   ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
               Consolidated Pro forma Balance Sheet (Continued)
                              September 30, 1998
                                  (Unaudited)



                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------


                                                                                Proforma
                                                      Senesco                  Adjustments
                                                   Technologies,    Senesco,     Increase      Proforma
                                                        Inc.          LLC       (Decrease)   Consolidated
                                                   --------------  ----------  ------------  -------------
CURRENT LIABILITIES

           Accounts payable                        $       3,100   $       -   $    25,000   $     28,100
           Accrued expenses                                    -      36,417             -         36,417
                                                   -------------   ---------   -----------   ------------

                     Total Current Liabilities             3,100      36,417        25,000         64,517
                                                   -------------   ---------   -----------   ------------

STOCKHOLDERS' EQUITY (DEFICIT)

           Preferred stock; 5,000,000
            shares authorized at $0.001
            par value:
              Series A Preferred Stock,
              1,100,000 shares
              authorized, shares
              issued and outstanding                           -           -             -              -
              Series B Preferred Stock,
              100,000 shares authorized
              at $1.00 par value; -0-
              shares issued and
              outstanding                                      -           -             -              -
           Common stock; 50,000,000
              shares authorized at
              $0.0005 par value,
              2,698,413 shares issued
              and outstanding                              1,500           -          (151)         1,349
           Additional paid-in capital                     32,884      89,110       (62,333)        59,661
           Accumulated deficit                           (37,484)   (109,110)       37,484       (109,110)
                                                   -------------   ---------   -----------   ------------

                     Total Stockholders' Equity
                      (Deficit)                           (3,100)    (20,000)      (25,000)       (48,100)
                                                   -------------   ---------   -----------   ------------

                     TOTAL LIABILITIES AND
                      STOCKHOLDERS'
                      EQUITY (DEFICIT)             $           -   $  16,417   $         -   $     16,417
                                                   =============   =========   ===========   ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                      Consolidated Statement of Operations
                               September 30, 1998
                                  (Unaudited)

                                                                        Proforma
                                              Senesco                  Adjustments
                                           Technologies,    Senesco,     Increase      Proforma
                                                Inc.          LLC       (Decrease)   Consolidated
                                           --------------  ----------  ------------  -------------
REVENUES                                        $      -   $        -  $         -   $          -
                                                --------   ----------  -----------   ------------

EXPENSES

             General and administrative           10,374      109,110            -        119,484
                                                --------   ----------  -----------   ------------

                         Total Expenses           10,374      109,110            -        119,484
                                                --------   ----------  -----------   ------------

LOSS FROM OPERATIONS                             (10,374)    (109,110)           -       (119,484)
                                                --------   ----------  -----------   ------------

             NET LOSS                           $(10,374)  $ (109,110) $         -   $   (119,484)
                                                ========   ==========  ===========   ============

BASIC NET LOSS PER SHARE                        $  (0.01)  $    (0.06)               $      (0.04)
                                                ========   ==========                ============

BASIC WEIGHTED AVERAGE
 NUMBER OF SHARES
 OUTSTANDING                                     998,413    1,700,000                   2,698,413
                                                ========   ==========                ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION

       The financial statements presented are those of Senesco Technologies, Inc. (a development stage company) (the Company). The Company was incorporated on April 1, 1964 in the State of Idaho as Felton Products, Inc. for the purpose of engaging in investing activities.

       On October 13, 1987, the Company issued 12,000,000 of its previously unissued authorized shares to acquire the assets of Copytex. In connection with this agreement, the Company changed its name to Ink & Imagers, Inc. On October 3, 1988, the Company rescinded the agreement with Copytex. The shares issued pursuant to the agreement were returned and canceled.

       On November 30, 1998, the Company entered into an agreement with Nava Leisure USA, Inc, (Nava), whereby, it would acquire all of the issued and outstanding stock of Nava in exchange for 18,730,900 shares of its common stock, 1,002,000 shares of its Series A preferred stock and 89,670 shares of its Series B preferred stock. In connection with this agreement, the Company changed its name to Nava Leisure USA, Inc. On December 15, 1995, the Company rescinded the agreement due to non-performance by Nava. All shares issued per the agreement were canceled and the cancellation was shown retroactively.

       The Company was inactive, and was seeking other business opportunities through mergers and acquisition.

       Senesco, LLC (SLCC) was formed in June 1998 to commercially exploit potentially significant technology in connection with the identification and characterization of a gene (a lipase gene) which controls the aging of plants (flowers, fruits and vegetables).

       SLCC has formulated a Phase One research and development plan to attempt to further characterize the gene in flowers, fruits and vegetables. Senescence in plant tissues is the natural aging of these tissues. Loss of cellular membrane integrity attributable to lipase gene activity is an early event during the senescensce of all plant tissues that prompts the deterioration of fresh flowers, fruits and vegetables. This loss of integrity is attributable to the formation of lipid metabolites in membrane bi-layers that "phase-separate" and cause the membranes to become "leaky". A decline in cell function ensues leading to deterioration and eventual death (spoilage of the tissue).

       Presently, the technology utilized for controlling senescence and increasing the shelf life of flowers, fruits and vegetables relies on reducing ethylene biosynthesis, and hence only has application to a limited number of plants that are ethylene-sensitive. SLCC is researching a plan to avoid this limitation since Senesco believes that the lipase gene is present in all plants.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION (Continued)

       Currently, SLLC's research and development plan focuses on gene characterization of carnation for flowers, tomato for fruits, and Arabidopsis thaliana for (leafy) vegetables. In addition, SLLC expects to enter into a joint venture with an Israeli company. The joint venture is expected to be based on the contribution by SLLC of its gene technology and Rahan Meristem's know-how in banana fruit. Rahan Meristem is in the business of worldwide export marketing in genetically engineered banana plants.

       The inventor of SLLC's technology is John E. Thompson, Ph.D., who is the Dean of Science at the University of Waterloo in Waterloo, Ontario. SLLC is currently negotiating a three-year research and development agreement with Dr. Thompson and the University of Waterloo.

       SLLC filed a patent application on June 26, 1998 to protect the above-described developments/inventions.

PROFORMA TRANSACTIONS

       The historical financial information contained herein has been consolidated assuming the issuance of 1,700,000 common stock of Senesco Technologies, Inc. (STI) for 100% of the outstanding common stock of Senesco, LLC. as of September 30, 1998. The purchase has been retroactively applied to the historical information of these companies. The balance sheet of Senesco Technologies, Inc. is shown as of September 30, 1998 and the balance sheet of Senesco, LLC (SLLC) is shown as of September 30, 1998. The statement of operation of Senesco Industries, Inc. is for the year ended June 30, 1998 and the statement of operations of Senesco, LLC is from inception through September 30, 1998.

       Senesco Technologies, Inc. issued 1,700,000 shares of common stock in exchange for 100% of the outstanding interests of Senesco, LLC. The proforma adjustments have been accounted for as a recapitalization of SLLC because the members of SLLC control the Company after the acquisition. Therefore, SLLC is treated as the acquiring entity. Accordingly, there was no adjustment to the carrying value of the assets or liabilities of SLLC. STI is the acquiring entity for legal purposes and SLLC is the surviving entity for accounting purposes.

          1. Record the purchase of Senesco, LLC. through the issuance of 1,700,000 shares of common stock:

                         Common stock                  $ 850
                         Additional paid-in capital     (850)
                                                       -----

                              Total                    $   -
                                                       =====

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


PROFORMA TRANSACTIONS (Continued)

   2) Record the estimated costs of the merger:

                    Accounts payable                   $    25,000
                    Additional paid-in capital             (25,000)
                                                       -----------

                                   Total               $         -
                                                       ===========

   3) Eliminate the deficit of Senesco Technologies, Inc.:

                    Accumulated deficit                $   (37,484)
                    Additional paid-in capital              37,484
                                                       -----------

                                   Total               $         -
                                                       ===========

   4) Record a 1 share for 3 shares reverse split of Senesco Technologies, Inc.:

                    Common stock                       $    (1,001)
                    Additional paid-in capital               1,001
                                                       -----------

                                   Total               $         -
                                                       ===========

                               THOMAS P. MONAHAN
                          CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775


To the Members of
Senesco, LLC
A New Jersey Limited Liability Company
(a development stage company)

I have audited the accompanying balance sheet of Senesco, LLC (a development stage company) as at October 31, 1998, and the related statements of income and members' equity and cash flows for the period from inception, June 25, 1998, to October 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senesco, LLC (a development stage company) as at October 31, 1998 and the results of its operations and its cash flows for the period from inception, June 25, 1998, to October 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Senesco, LLC ( a development stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of Senesco, LLC (a development stage company) to continue as a going concern.


/s/ Thomas Monahan
------------------

November 27, 1998

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                                OCTOBER 31, 1998


                             ASSETS
Current assets
  Cash and cash equivalents                               $-0-
                                                          ----
  Current assets                                           -0-


Other assets
  Patent costs                                           16,417
                                                         ------
  Total other assets                                     16,417
                                                         ------
Total assets                                            $16,417
                                                        =======


                LIABILITIES AND MEMBERS' EQUITY

Current liabilities
  Accrued expenses                                      $36,417
                                                         ------
Total current liabilities                                36,417


Members' Equity                                         (20,000)
                                                        -------
Total liabilities and members' equity                   $16,417
                                                        ========




                See accompanying notes to financial statements.

                                       F2

                                 SENESCO, LLC
                    A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM INCEPTION, JUNE 25, 1998, TO OCTOBER 31, 1998



  Revenue                                             $-0-

  Costs of goods sold                                  -0-

  Gross profit                                         -0-

  Operations:
    General and administrative                      109,110
    Depreciation and amortization                      -0-
                                                       ----
    Total expense                                   109,110

  Income (loss)                                    (109,110)



                See accompanying notes to financial statements.

                                       F3

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM INCEPTION, JUNE 25, 1998, TO OCTOBER 31, 1998


CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                            $(109,110)
  Depreciation                                                      -0-
Adjustments to reconcile net income (loss) to net cash
  Accrued expenses                                                36,417
                                                                  ------
TOTAL CASH FLOWS FROM OPERATIONS                                 (72,693)
CASH FLOWS FROM INVESTING ACTIVITIES
  Patent costs                                                   (16,417)
                                                                 --------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                       (16,417)
CASH FLOWS FROM FINANCING ACTIVITIES
  Members' equity contribution                                    89,110
                                                                  ------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                        89,110


NET INCREASE (DECREASE) IN CASH                                     -0-
CASH BALANCE BEGINNING OF PERIOD                                    -0-
                                                                    ----
CASH BALANCE END OF PERIOD                                         $-0-
                                                                   =====


                See accompanying notes to financial statements.

                                       F4

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF MEMBERS' EQUITY



June 25, 1998           Beginning Members'                        $-0-
                        Equity

                        Members' contribution                 $  89,110

                        Net loss                               (109,110)
                                                              ---------

October 31, 1998        Ending Members'                       $ (20,000)
                        deficit                               =========



                See accompanying notes to financial statements.

                                       F5

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY

                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS


     Note 1. ORGANIZATION OF COMPANY AND ISSUANCE OF COMMON STOCK
             ----------------------------------------------------

     a. Creation of the Company

     Senesco, LLC, (the "Company") was formed under the laws of New Jersey on June 25, 1998 as a New Jersey Limited Liability Company.

     b. Description of the Company

     The Company is a development stage company that was organized to commercially exploit technology acquired and developed in connection with the identification and characterization of a gene which controls the aging of fruits, vegetables and flowers.

     NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------

     a. Basis of Financial Statement Presentation

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. On June 25, 1998, the Company acquired a certain patent application. The Company has not generated any income and has been dependent upon management to pay the expenses to maintain the Company's existence and pay the costs of acquiring the patent. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

     The financial statements presented consist of the balance sheet of the Company as at October 31, 1998 and the related statements of operations, members' capital and cash flows for the period from inception, June 25, 1998, to October 31, 1998.

     b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

     c. Revenue recognition

     Revenue is recognized when  products are shipped or services are rendered.

     d. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

     e. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

                                       F6

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS

financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

     g. Research and Development Expenses

     Research and development expenses are charged to operations when incurred.

     h. Patent Costs

          Costs incurred to acquire exclusive licenses of patentable technology are capitalized and amortized over the shorter of a five year period or the term of the license or patent. The portion of these amounts determined to be attributable to patents is amortized over their remaining lives and the remainder is amortized over the estimated period of benefit but not more than 40 years on a straight line basis.

     i. Income Taxes

     The Company is a limited liability company treated as a partnership for income tax reporting purposes and, as such, is not subject to income tax. Accordingly, no provision for income taxes is provided in the financial statements. The income tax liability of the individual members is not accrued on the books of the Company.

     NOTE 3 - MEMBERSHIP CAPITAL

     The Company is a New Jersey Limited Liability Company formed on June 25, 1998 with the following Membership Interests:

                Phillippe Escaravage            55.381%
                Michel Escaravage               13.845%
                John Bradley                     0.486%
                John Thompson                   25.000%
                Yuwen Hong                       1.000%
                Katalin Hudak                    1.000%
                Sascha Fedyszyn                  1.099%
                Christian Ahrens                 0.486%
                Steven Katz                      1.460%
                Christopher Forbes               0.243%
                                                 -----
                                               100.000%


                                       F7

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS


     NOTE 4 -  MARKETABLE SECURITIES, AVAILABLE FOR SALE

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At October 31, 1998, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     NOTE 5 - RELATED PARTY TRANSACTIONS
              --------------------------

     a. Transfer of Patent

     On June 25, 1998, John E. Thompson, Yuwen Hong and Katalin A. Hudak filed a U.S. Patent Application in connection with the identification and characterization of a gene which controls the aging of plants. On June 25, 1998, these individuals assigned their rights and ownership of the patent to this technology including current and future patents to the Company in exchange for Membership as follows: John E. Thompson, 25%; Yuwen Hong, 1% and Katalin A. Hudak, 1 %.

     b. Member Contribution

     Mr. Phillippe Escaravage caused to be paid on behalf of the Company $89,110 in expenses of the Company for the period from inception, June 25, 1998, to October 31, 1998. This contributed amount was treated as an increase in Members' Equity.

     c. Common Management

     Mr. Phillippe Escaravage is the Managing Member of the Company and President of Escaravage Biological Industries, LLC.

     NOTE 6 - COMMITMENTS AND CONTINGENCIES

     a. Consulting Services

     The Company has accrued $20,000 in consulting fees due Mr. Steven Katz, a Member, as of October 31, 1998.

                                       F8

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS


     b. Consulting Agreement

     On June 26, 1998, the Company entered into a 3 year exclusive research and development Consulting Agreement, beginning July 1, 1998, with Dr. John E. Thompson, Dean of Science at the University of Waterloo, Waterloo, Ontario. The Consulting Agreement is automatically renewable for 2 additional three-year terms, unless either of the parties notifies the other with written notice. The Company is obligated to reimburse Dr. Thompson for reasonable traveling and living expenses. Mr. Thompson has agreed to not compete and to assign to the Company his entire right, title and interest to any inventions or improvements during the course of this agreement and for a period of 1 year after the conclusion of this agreement. Dr. Thompson has also agreed to act as an independent contractor and is not eligible to participate in any benefits extended by the Company to its employees.

     c. Lease of Office Space

     The Company subleases office space at 11 Chambers Street, Princeton, New Jersey from Escaravage Biological Industries, LLC at $400 per month on a month to month lease.

     NOTE 7 - SUBSEQUENT EVENTS

     a. Research Agreement

     Subsequent to the date of the financial statements, the Company entered into a research agreement with the University of Waterloo, Waterloo, Ontario, Canada, ("Waterloo"), pursuant to which Dr. Thompson will utilize the facilities and staff at Waterloo University to perform research and development services under the guidance of Dr. Thompson. Waterloo agrees to assign to the Company all rights, title and interest to any technology and inventions made, conceived of or arising this agreement.

     b. Sale of the Company

     Subsequent to the date of the financial statements, the Company entered into a series of agreements as follows:

     The Company entered into an Agreement and Plan of Merger (the "Agreement"), with Senesco of New Jersey, Inc. ("Senesco, Inc."), pursuant to which the Company exchanged all the membership interests in the Company for an aggregate of 1,700,000 shares of common stock of Senesco, Inc. The shares of common stock were divided amongst the Members in the same ratio as the Membership interests. Mr. Phillippe Escaravage is the President of Senesco, Inc.

     The transaction has been accounted for as a transfer and is accounted for at historical cost as a pooling of interests with the recording of the net assets acquired at their historical book value.

     On October 2, 1998, the Company entered into a Letter of Intent with Nava Leisure USA Inc. ("Leisure"), pursuant to which Leisure would acquire the assets of the Company through

                                       F9

                                  SENESCO, LLC
                     A NEW JERSEY LIMITED LIABILITY COMPANY
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

Leisure's subsidiary Nava Leisure Acquisition Corp. ("Acquisition Corp.") in exchange for 1,700,000 shares of Leisure's common stock. Acquisition Corp. would be the surviving entity.

     As part of the agreement, the Company was to transfer its assets including the Company's patents, technologies and related agreements to Senesco, Inc.

                                      F10

                               THOMAS P. MONAHAN
                          CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775


To the Shareholders of
Senesco, Inc.
(a development stage company)

I have audited the accompanying balance sheet of Senesco, Inc. (a development stage company) as at November 30, 1998, and the related statements of income and members' equity and cash flows for the period from inception, November 25, 1998, to November 30, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senesco, Inc. (a development stage company) as at November 30, 1998 and the results of its operations and its cash flows for the period from inception, November 25, 1998, to November 30, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Senesco, Inc. ( a development stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of Senesco, Inc. (a development stage company) to continue as a going concern.

/s/ Thomas Monahan
------------------

December 1, 1998

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               NOVEMBER 30, 1998


                            ASSETS
Current assets
  Cash and cash equivalents                                       $-0-
                                                                  ----
  Current assets                                                   -0-


Other assets
  Patent costs                                                   16,417
                                                                 -------
   Total other assets                                            16,417
                                                                 -------
Total assets                                                    $16,417
                                                                ========


                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accrued expenses                                              $36,417
                                                                 ------
Total current liabilities                                        36,417


Stockholders' equity
Common Stock authorized 2,000,000 shares, no-par value each.     89,110
  At November 30, 1998, there are 1,700,000 shares outstanding
Deficit accumulated during development stage                   (109,110)
                                                               ---------
Total stockholders' equity                                      (20,000)
                                                               ---------
Total liabilities and stockholders' equity                      $16,417
                                                               =========



                See accompanying notes to financial statements.

                                       F2

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
    FOR THE PERIOD FROM INCEPTION, NOVEMBER 25, 1998, TO NOVEMBER 30, 1998



  Revenue                                             $-0-

  Costs of goods sold                                  -0-
                                                       ----
  Gross profit                                         -0-

  Operation:
    General and administrative                      109,110
    Depreciation and amortization                      -0-
                                                       ----
    Total expense                                   109,110

  Income (loss)                                    (109,110)
                                                   ========

  Net income (loss) per share-basic                   $(.06)
                                                      ======
  Number of shares outstanding-basic               1,700,000
                                                   =========

                See accompanying notes to financial statements.

                                       F3

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
      FOR THE PERIOD FROM INCEPTION,         , 1998, TO NOVEMBER 30, 1998

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                     $(109,110)
  Depreciation                                               -0-
Adjustments to reconcile net income (loss) to net cash
  Accrued expenses                                         36,417
                                                           ------
TOTAL CASH FLOWS FROM OPERATIONS                          (72,693)
CASH FLOWS FROM INVESTING ACTIVITIES
  Patent costs                                            (16,417)
                                                          --------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                (16,417)
CASH FLOWS FROM FINANCING ACTIVITIES
  Members' equity contribution                             89,110
                                                          --------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                 89,110


NET INCREASE (DECREASE) IN CASH                              -0-
CASH BALANCE BEGINNING OF PERIOD                             -0-
                                                             ----
CASH BALANCE END OF PERIOD                                  $-0-
                                                             ====


                See accompanying notes to financial statements.

                                      F4

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS EQUITY

                                           Deficit accumulated
               Common        Common        during development
Date            Stock         Stock              stage              Total
----            -----         -----              -----              -----
11-30-1998    1,700,000      $89,110           $(109,110)         $(20,000)
              =========      =======           ==========         =========


                See accompanying notes to financial statements.

                                       F5

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998


     NOTE 1. ORGANIZATION OF COMPANY AND ISSUANCE OF COMMON STOCK
             ----------------------------------------------------

     a. Creation of the Company

     Senesco, Inc., (the "Company") was formed under the laws of New Jersey on November 25, 1998 and is authorized to issue 2,000,000 shares of common stock, no-par value each.

     b. Description of the Company

     The Company is a development stage company that was organized as a successor to Senesco, LLC ("Senesco") to commercially exploit technology acquired and developed in connection with the identification and characterization of a gene which controls the aging of fruits, vegetables and flowers. There was no predecessor entity to Senesco, LLC.

     c. Issuance of Shares of Common Stock

     On November 30, 1998, the Company issued 1,700,000 shares of common stock to the Members of Senesco in exchange for Senesco's assets and the interests and rights to Senesco's technologies and patents. The transaction was treated using the pooling of interest method of accounting with historic costs being the basis of the transfer of account balances to the Company.

     NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------

     a. Basis of Financial Statement Presentation

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. On June 25, 1998, Senesco acquired a certain patent application. Neither the Company nor Senesco has generated any income and has been dependent upon management to pay the expenses to maintain the Company's existence and pay the costs of acquiring the patent. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

     The pro forma financial statements presented consist of the balance sheet of the Company as at November 30, 1998 and the related statements of operations, members' capital and cash flows for the period from inception, November 25, 1998, to November 30, 1998. Senesco, Inc's. fiscal year end is December 31.

     b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

     c. Revenue recognition

     Revenue is recognized when products are shipped or services are rendered.

                                       F6

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998

     d. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

     e. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

     g. Research and Development Expenses

     Research and development expenses are charged to operations when incurred.

     h. Patent Costs

          Costs incurred to acquire exclusive licenses of patentable technology are capitalized and amortized over the shorter of a five year period or the term of the license or patent. The portion of these amounts determined to be attributable to patents is amortized over their remaining lives and the remainder is amortized over the estimated period of benefit but not more than 40 years on a straight line basis.

     NOTE 3 - TRANSFER OF ASSETS

     The Company entered into an Agreement and Plan of Merger (the "Agreement"), with Senesco, pursuant to which the Company exchanged all the membership interests in Senesco for an aggregate of 1,700,000 shares of common stock of the Company. The shares of common stock were divided amongst the Members of Senesco in the same ratio as the Membership interests. Mr. Phillippe Escaravage is the President of Senesco, Inc.

     The transaction has been accounted for as a transfer and is accounted for at historical cost as a pooling of interests with the recording of the net assets acquired at their historical book value.

                                       F7

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998

     On October 2, 1998, the Company entered into a Letter of Intent with Nava Leisure USA Inc. ("Leisure"), pursuant to which Leisure would acquire the assets of the Company through Leisure's subsidiary Nava Leisure Acquisition Corp. ("Acquisition Corp.") in exchange for 1,700,000 shares of Leisure's common stock. Acquisition Corp. would be the surviving entity.

     As part of the agreement, the Company was to transfer its assets including the Company's patents, technologies and related agreements from Senesco.

     NOTE 4 -  MARKETABLE SECURITIES, AVAILABLE FOR SALE

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At October 31, 1998, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     NOTE 5 - RELATED PARTY TRANSACTIONS
              --------------------------

     a. Transfer of Patent

     On June 25, 1998, John E. Thompson, Yuwen Hong and Katalin A. Hudak filed a U.S. Patent Application in connection with the identification and characterization of a gene which controls the aging of plants. On June 25, 1998, these individuals assigned their ownership of the patent to this technology including current and future patents to Senesco in exchange for Membership as follows: John E. Thompson, 25%; Yuwen Hong, 1% and Katalin A. Hudak, 1 %.

     b. Member Contribution

     Mr. Phillippe Escaravage caused to be paid on behalf of Senesco, $89,110 in expenses of Senesco for the period from inception, June 25, 1998, to October 31, 1998. This contributed amount was treated as an increase in Members' Equity in Senesco.

     c. Common Management

     Mr. Phillippe Escaravage is the Managing Member of the Company, President of Escaravage Biological Industries, LLC. and President of Senesco.

                                       F8

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998

     NOTE 6 - COMMITMENTS AND CONTINGENCIES

     The Company has acquired through the acquisition of Senesco certain relationships as follows:

     a. Consulting Services

     Senesco has accrued $20,000 in consulting fees due Mr. Steven Katz, a Member, as of October 31, 1998.

     b. Consulting Agreement

     On June 26, 1998, the Senesco entered into a 3 year exclusive research and development Consulting Agreement, beginning July 1, 1998, with Dr. John E. Thompson, Dean of Science at the University of Waterloo, Waterloo, Ontario. The Consulting Agreement is automatically renewable for 2 additional three-year terms, unless either of the parties notifies the other with written notice. The Company is obligated to reimbuse Dr. Thompson for reasonable traveling and living expenses. Mr. Thompson has agreed to not compete and to assign to the Company his entire right, title and interest to any inventions or improvements during the course of this agreement and for a period of 1 year after the conclusion of this agreement. Dr. Thompson has also agreed to act as an independent contractor and is not eligible to participate in any benefits extended by the Company to its employees.

     c. Lease of Office Space

     The Company subleases office space at 11 Chambers Street, Princeton, New Jersey from Escaravage Biological Industries, LLC at $400 per month on a month to month lease.

     NOTE 7 - SUBSEQUENT EVENTS

     Research Agreement

     Subsequent to the date of the financial statements, Senesco entered into a research agreement with the University of Waterloo, Waterloo, Ontario, Canada, ("Waterloo"), pursuant to which Dr. Thompson will utilize the facilities and staff at Waterloo University to perform research and development services under the guidance of Dr. Thompson. Waterloo agrees to assign to Sernesco and the Company all rights, title and interest to any technology and inventions made, conceived of or arising this agreement.

     NOTE 8 - INCOME TAXES
              ------------

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of November 30, 1998, the Company had no material

                                       F9

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO  FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998


current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carryforward and was fully offset by a valuation allowance.

     At November 30, 1998, the Company has net operating loss carry forwards for income tax purposes of $109,110. This carryforward is available to offset future taxable income, if any, and expires in the year 2010. The Company's utilization of this carryforward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

     The components of the net deferred tax asset as of November 30, 1998 are as follows:

  Deferred tax asset:
     Net operating loss carry forward       $ 37,097
     Valuation allowance                    $(37,097)
                                             --------
     Net deferred tax asset                 $   -0-
                                             ========

     The Company recognized no income tax benefit for the loss generated in the period from inception, November 25, 1998 to November 30, 1998.

     SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

                                      F10

                                 SENESCO, INC.

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The following unaudited pro forma combined condensed financial statements present a combined balance sheet and related statements of income of Senesco, Inc. giving effect to the acquisition and using the pooling of interest method of accounting for the proposed merger pursuant to a Agreement and Plan of Merger (the "Agreement"), by exchange of assets for Common Stock which was dated on November 25, 1998.

     The proposed merger is reflected using the pooling of interest method of accounting, whereby Senesco, Inc. issued 1,700,000 shares of common stock in exchange for all of the Membership Interest in Senesco, LLC.

     The pro forma financial statements are presented as if the contemplated merger between the Company, and Senesco, LLC. had been completed. After giving effect to this transaction the financial statements consist of the pro forma balance sheet of the Company as at November 30, 1998 and the related statements of operations, Stockholders' equity and cash flows for period from inception, November 25, 1998 and the pro forma balance sheet of Senesco, LLC at October 31, 1998 and the related pro forma statements of operations, stockholders' equity and cash flows for the period from inception, June 25, 1998, to October 31, 1998. The information shown is based upon numerous assumptions and estimates and is not necessarily indicative of the results of future operations of the combined entities or the actual results that would have occurred had the transaction been consummated during the periods indicated. These statements should be read in conjunction with the consolidated financial statements of Senesco, Inc. and Senesco, LLC included herein.

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            PRO FORMA BALANCE SHEET
                               NOVEMBER 30, 1998

                                     Senesco, Inc.         Senesco, LLC                Adjustments           Senesco, Inc.
                     ASSETS
Current assets
  Cash and cash equivalents               $-0-                    $-0-                     $-0-                    $-0-
                                          ----                    ----                     ----                    ----
  Current assets                           -0-                     -0-                      -0-                     -0-

Other assets
  Patent costs                                                  16,417                                           16,417
                                                                ------                                           ------
   Total other assets                                           16,417                                           16,417
                                                                ------                                           ------
Total assets                              $-0-                 $16,417                     $-0-                 $16,417
                                          ====                 =======                     ====                 =======


       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accrued expenses                        $-0-                 $36,417                                          $36,417
                                          ----                 -------                                          -------
Total current liabilities                  -0-                  36,417                                           36,417


Stockholders' equity
Common Stock authorized 2,000,000                               89,110                                           89,110
shares, no-par value each. At
November 30, 1998, there are
1,700,000 shares outstanding
Deficit accumulated during                                    (109,110)                                        (109,110)
 development stage                                            --------                                         --------

Total stockholders' equity                                     (20,000)                                         (20,000)
                                                               -------                                          -------
Total liabilities and                     $-0-                 $16,417                     $-0-                 $16,417
 stockholders' equity                     ====                 =======                     ====                 =======

          See accompanying notes to pro forma financial statements.

                                       F2

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       PRO FORMA STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM INCEPTION,    , 1998, TO NOVEMBER 30, 1998


                                Senesco, Inc.     Senesco, LLC      Adjustments     Senesco, Inc.
                                -------------     ------------      -----------     -------------

  Revenue                            $-0-             $-0-                               $-0-

  Costs of goods sold                 -0-              -0-                                -0-

  Gross profit                        -0-              -0-                                -0-

  Operations:
    General and administrative        -0-           109,110                            109,110
    Depreciation and amortization     -0-              -0-                                -0-
                                      ---          --------                           --------
    Total expense                     -0-           109,110                            109,110

  Income (loss)                       -0-          (109,110)                          (109.110)
                                      ====         ========                           ========

  Net income (loss) per share-basic                   $(.06)                              $(.06)
                                                   =========                          ==========
  Number of shares outstanding-basic               1,700,000                          1,700,000
                                                   =========                          =========

          See accompanying notes to pro forma financial statements.

                                       F3

                                  SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       PRO FORMA STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM INCEPTION,       , 1998, TO NOVEMBER 30, 1998

                                                        Senesco,      Senesco,                Senesco,
                                                          Inc.          LLC      Adjustments    Inc.
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                         $-0-       $(109,110)               $(109,110)
Depreciation                                                              -0-                      -0-
Adjustments to reconcile net income (loss) to net cash
  Accrued expenses                                                       36,417                  36,417
TOTAL CASH FLOWS FROM OPERATIONS                           -0-          (72,693)                (72,693)
CASH FLOWS FROM INVEST1NG ACTIVITIES
  Patent costs                                                          (16,417)                (16,417)
                                                                        --------                --------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                 -0-          (16,417)                (16,417)
CASH FLOWS FROM FINANCING ACTIVITIES
  Members' equity contribution                                           89,110                  89,110
                                                                         ------                  ------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                 -0-           89,110                  89,110

NET INCREASE (DECREASE) IN CASH                            -0-             -0-                     -0-

CASH BALANCE BEGINNING OF PERIOD                           -0-             -0-                     -0-

CASH BALANCE END OF PERIOD                                $-0-            $-0-                    $-0-
                                                          ======          ======                  ======

           See accompanying notes to pro forma financial statements.

                                       F4

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                  PRO FORMA STATEMENT OF STOCKHOLDERS EQUITY

                                           Deficit accumulated
               Common        Common        during development
Date            Stock         Stock              stage              Total
----            -----         -----              -----              -----
11-30-1998    1,700,000      $89,110           $(109,110)         $(20,000)
              =========      =======           ==========         =========


          See accompanying notes to pro forma financial statements.

                                      F5

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998

     NOTE 1. ORGANIZATION OF COMPANY AND ISSUANCE OF COMMON STOCK
             ----------------------------------------------------

     a. Creation of the Company

     Senesco, Inc., (the "Company") was formed under the laws of New Jersey on November 25, 1998 and is authorized to issue 2,00,000 shares of common stock, no-par value each.

     b. Description of the Company

     The Company is a development stage company that was organized as a predecessor to Senesco, LLC ("Senesco") to commercially exploit technology acquired and developed in connection with the identification and characterization of a gene which controls the aging of of fruits, vegetables and flowers.

     c. Issuance of Shares of Common Stock

     On November 30, 1998, the Company issued 1,700,000 shares of common stock to the Members of Senesco in exchange for Senesco's assets and the interests and rights to Senesco's technologies and patents. The transaction was treated using the pooling of interest method of accounting with historic costs being the basis of the transfer of account balances to the Company.

     NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------

     a. Basis of Financial Statement Presentation

     The accompanying proforma financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. On June 25, 1998, Senesco acquired a certain patent application. Neither the Company or Senesco has generated any income and has been dependent upon management to pay the expenses to maintain the Company's existence and pay the costs of acquiring the patent. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

     The proforma financial statements presented consist of the balance sheet of the Company as at November 30, 1998 and the related statements of operations, members' capital and cash flows for the period from inception, November 25, 1998, to November 30, 1998.

     b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

     c. Revenue recognition

     Revenue is recognized when products are shipped or services are rendered.

                                       F6

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998


     d. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

     e. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

     g. Research and Development Expenses

     Research and development expenses are charged to operations when incurred.

     h. Patent Costs

          Costs incurred to acquire exclusive licenses of patentable technology are capitalized and amortized over the shorter of a five year period or the term of the license or patent. The portion of these amounts determined to be attributable to patents is amortized over their remaining lives and the remainder is amortized over the estimated period of benefit but not more than 40 years on a straight line basis.

     NOTE 3 - TRANSFER OF ASSETS

     The Company entered into an Agreement and Plan of Merger (the "Agreement"), with Senesco, pursuant to which the Company exchanged all the membership interests in Senesco for an aggregate of 1,700,000 shares of common stock of the Company. The shares of common stock were divided amongst the Members of Senesco in the same ratio as the Membership interests. Mr. Phillippe Escaravage is the President of Senesco, Inc.

     The transaction has been accounted for as a transfer and is accounted for at historical cost as a pooling of interests with the recording of the net assets acquired at their historical book value.

                                       F7

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998


     On October 2, 1998, the Company entered into a Letter of Intent with Nava Leisure USA Inc. ("Leisure"), pursuant to which Leisure would acquire the assets of the Company through Leisure's subsidiary Nava Leisure Acquisition Corp. ("Acquisition Corp.") in exchange for 1,700,000 shares of Leisure's common stock. Acquisition Corp. would be the surviving entity.

     As part of the agreement, the Company was to transfer its assets including the Company's patents, technologies and related agreements from Senesco.

     NOTE 4 -  MARKETABLE SECURITIES, AVAILABLE FOR SALE

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At October 31, 1998, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     NOTE 5 - RELATED PARTY TRANSACTIONS
              --------------------------

     a. Transfer of Patent

     On June 25, 1998, John E. Thompson, Yuwen Hong and Katalin A. Hudak filed a U.S. Patent Application in connection with the identification and characterization of a gene which controls the aging of plants. On June 25, 1998, these individuals assigned their ownership of the patent to this technology including current and future patents to Senesco in exchange for Membership as follows: John E. Thompson, 25%; Yuwen Hong, 1% and Katalin A. Hudak, 1 %.

     b. Member Contribution

     Mr. Phillippe Escaravage caused to be paid on behalf of Senesco, $89,110 in expenses of Senesco for the period from inception, June 25, 1998, to October 31, 1998. This contributed amount was treated as an increase in Members' Equity in Senesco.

     c. Common Management

     Mr. Phillippe Escaravage is the Managing Member of the Company, President of Escaravage Biological Industries, LLC. and President of Senesco.

                                       F8

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998

     NOTE 6 - COMMITMENTS AND CONTINGENCIES

     The Company has acquired through the acquisition of Senesco certain relationships as follows:

     a. Consulting Services

     Senesco has accrued $20,000 in consulting fees due Mr. Steven Katz, a Member, as of October 31, 1998.

     b. Consulting Agreement

     On June 26, 1998, the Senesco entered into a 3 year exclusive research and development Consulting Agreement, beginning July 1, 1998, with Dr. John E. Thompson, Dean of Science at the University of Waterloo, Waterloo, Ontario. The Consulting Agreement is automatically renewable for 2 additional three-year terms, unless either of the parties notifies the other with written notice. The Company is obligated to reimbuse Dr. Thompson for reasonable traveling and living expenses. Mr. Thompson has agreed to not compete and to assign to the Company his entire right, title and interest to any inventions or improvements during the course of this agreement and for a period of 1 year after the conclusion of this agreement. Dr. Thompson has also agreed to act as an independent contractor and is not eligible to participate in any benefits extended by the Company to its employees.

     c. Lease of Office Space

     The Company subleases office space at 11 Chambers Street, Princeton, New Jersey from Escaravage Biological Industries, LLC at $400 per month on a month to month lease.

     NOTE 7 - SUBSEQUENT EVENTS

     Research Agreement

     Subsequent to the date of the financial statements, Senesco entered into a research agreement with the University of Waterloo, Waterloo, Ontario, Canada, ("Waterloo"), pursuant to which Dr. Thompson will utilize the facilities and staff at Waterloo University to perform research and development services under the guidance of Dr. Thompson. Waterloo agrees to assign to Sernesco and the Company all rights, title and interest to any technology and inventions made, conceived of or arising this agreement.

     NOTE 8 - INCOME TAXES
              ------------

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of November 30, 1998, the Company had no material

                                       F9

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               NOVEMBER 30, 1998


current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carryforward and was fully offset by a valuation allowance.

     At November 30, 1998, the Company has net operating loss carry forwards for income tax purposes of $109,110. This carryforward is available to offset future taxable income, if any, and expires in the year 2010. The Company's utilization of this carryforward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

     The components of the net deferred tax asset as of November 30, 1998 are as follows:

       Deferred tax asset:
            Net operating loss carry forward       $ 37,097
            Valuation allowance                    $(37,097)
                                                   --------
            Net deferred tax asset                 $   -0-
                                                   ========

     The Company recognized no income tax benefit for the loss generated in the period from inception, November 25, 1998 to November 30, 1998.

     SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

                                      F10

                            NAVA LEISURE USA, INC.

                           1998 STOCK INCENTIVE PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are to attract and
          --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Certain Definitions.  As used herein, the following definitions shall
          -------------------
apply:

          (a)  "Administrator" means the Board or any of its Committees
                ------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
                -----

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Committee" means the Committee appointed by the Board of
                ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
                ------------

          (f)  "Company" means Nava Leisure USA, Inc., an Idaho corporation.
                -------

          (g)  "Consultant" means any person, including an advisor, who is
                ----------
engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not .

          (h)  "Continuous Status as an Employee" means the absence of any
                --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i)  "Employee" means any person, including officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

               (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (n)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (o)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (p)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (q)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (r)  "Plan" means this 1998 Stock Incentive Plan.
                ----

          (s)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of stock purchase rights under Section 11 below.

          (t)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (u)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is five hundred thousand (500,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)     Administration With Respect to Directors and Officers.
                       -----------------------------------------------------
     With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)    Multiple Administrative Bodies.  If permitted by Rule
                       ------------------------------
     16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)   Administration With Respect to Consultants and Other
                       ----------------------------------------------------
     Employees. With respect to grants of Options or stock purchase rights to
     ---------
     Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Idaho corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)     to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (xi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

          (c)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     (8)  Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment.  In the event of termination of an
               -------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the

Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  Notwithstanding the provisions of
               ----------------------
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock purchase rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the stock purchase right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or Merger.  Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and stock purchase rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                * * * * * * * *

                                     PROXY

                            NAVA LEISURE USA, INC.

                      SOLICITED BY THE BOARD OF DIRECTORS
                           OF NAVA LEISURE USA, INC.

     The undersigned hereby appoints ____________________________________, and each of them with full power of substitution, to vote all shares of Common Stock, par value $.0005 per share, of Nava Leisure USA, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders thereof to be held on November 9, 1998 and at any adjournments and postponements thereof, as follows:

     Any executed proxy which does not designate a vote for any item shall be deemed to grant authority for any item not designated and will be voted "FOR"
                                                                         ----
any such item.

     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" ALL ITEMS AND "FOR THE ELECTION OF ALL NOMINEES TO THE
               ----
BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE
THEREON.

PLEASE MARK YOUR VOTES BY PLACING AN "X" IN THE APPROPRIATE BOX IN EACH ITEM.
                                     ---


1. To consider and vote upon a proposal to acquire Senesco, Inc. ("Senesco"), a New Jersey corporation, through the merger of Senesco with and into Nava Leisure Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of the Company (the "Merger"). In consideration for the agreement of the Shareholders of Senesco to enter into the Merger, the Company will issue 1,700,000 post-Reverse Split shares of the Company's authorized but previously unissued Common Stock, on a pro rata, one share-for-one share
                                            --- ----
     basis to the shareholders of Senesco as per the terms more completely described in the accompanying Proxy Statement, Letter of Intent dated October 2, 1998 between the Company and Senesco (the "Letter of Intent") and Merger Agreement and Plan of Merger dated October 9, 1998 and amended as of November ______, 1998 among the Company, Senesco and Acquisition Corp.

     FOR ___        AGAINST ___          ABSTAIN ___

2. To consider and vote upon the proposal to effect a three-for-one reverse stock split with respect to the Company's outstanding Common Stock;

     FOR ___        AGAINST ___          ABSTAIN ___

3. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to "Senesco Technologies, Inc." or to a similar name to be approved by the shareholders, in order to more accurately describe the new business of the Company;

     FOR ___        AGAINST ___          ABSTAIN ___


4.   (a)  To elect the following nominees as Directors of the Company:

     Phillippe Escaravage

     FOR ___        AGAINST ___          WITHHELD ___

     Christopher Forbes

     FOR ___        AGAINST ___          WITHHELD ___

     Steven Katz

     FOR ___        AGAINST ___          WITHHELD ___

     (b)  To increase the number of members of the Board of Directors from three
     (3) members to five (5) members;

     FOR ___        AGAINST ___          ABSTAIN ___

5. To consider and vote upon the proposal to amend the By-laws of the Company to create two classes of directors; Class A to consist of four (4) directors elected to a one-year term and Class B to consist of one (1) director appointed to a two-year term;

     FOR ___        AGAINST ___          ABSTAIN ___

6. To consider and vote upon the reincorporation of the Company in the State of Delaware;

     FOR ___        AGAINST ___          ABSTAIN ___

7. To ratify the terms of the Bridge Loan, providing up to $500,000 in financing to support expansion of its operations in the interim period prior to the completion of a public or private offering of securities, such bridge financing to be evidenced by a promissory note bearing interest at an annual rate equal to the prime rate plus 2%;

     FOR ___        AGAINST ___          ABSTAIN ___

8.   Adoption of the Stock Option Plan;

     FOR ___        AGAINST ___          ABSTAIN ___


9. To appoint Goldstein Golub & Kessler & Co., P.C. as auditors of the Company for the fiscal year ending June 30, 1999;

     FOR ___        AGAINST ___          ABSTAIN ___

10. To consider and vote upon any and all other business that may properly come before the Special Meeting of Shareholders;

     FOR ___        AGAINST ___          ABSTAIN ___


SIGNATURE(S) ________________________    DATE __________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                            NAVA LEISURE USA, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

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